Exhibit 10.6

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (this “Agreement”) is made and entered into as of May 8, 2009 (“Effective Date”) by and between Renewable Energy Group, Inc., a Delaware corporation (“REG”) and Bunge North America, Inc., a New York corporation (“Bunge”) (each of REG and Bunge, a “Party” and collectively, the “Parties”).

RECITALS

A. REG owns and/or operates biodiesel production facilities located in various places in the United States (the “Facilities,” and each individually, a “Facility”).

B. REG desires to engage Bunge to purchase supplies of animal fat, soybean oil, corn oil and other products as feedstock (“Feedstock”) for resale to REG or its Affiliates for biodiesel production at one or more Facilities in accordance with the terms set forth in this Agreement. As used herein, the term “Affiliate” means, with respect to a Party, any other entity controlling, controlled by or under common control with the Party, with “control” for such purpose meaning either the possession of the power, directly or indirectly, to designate fifty percent (50%) or more of the Board of Directors or Managers (or similar governing body) of the entity or the ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding voting securities or voting interests.

C. REG desires to engage Bunge to purchase biodiesel produced by REG or its Affiliates at one or more Facilities (“Biodiesel”) in accordance with the terms set forth in this Agreement.

D. The terms of this Agreement shall govern certain terms and conditions applicable to the transactions described in the foregoing recitals.

AGREEMENT

Now therefore, the Parties agree as follows:

1. Feedstock and Biodiesel Transactions.

1.1 Feedstock Transactions. Subject to the terms of this Agreement, including without limitation Section 1.4, Bunge will purchase Feedstock from Feedstock suppliers for resale to REG or its Affiliates at one or more Facilities. With respect to each Facility for which Bunge has agreed to provide such services and where no Tolling Agreement (as defined below) is in place, Bunge and the REG Affiliate which owns or controls such Facility shall enter into a Feedstock Purchase and Sale Agreement in the form attached hereto as Exhibit A-1 (“Non-Tolling Feedstock Agreement”) and the terms of the Non-Tolling Feedstock Agreement shall control such purchases and sales. With respect to each Facility for which Bunge has agreed to provide such services and where a Tolling Agreement is in place, Bunge and the REG Affiliate which is the owner of the Feedstock pursuant to the Tolling Agreement shall enter into a Feedstock Purchase and Sale Agreement in the form attached hereto as Exhibit A-2 (“Tolling Feedstock Agreement,” and together with the Non-Tolling Feedstock Agreement, each a

“Feedstock Agreement” and collectively, the “Feedstock Agreements”) and the terms of the Tolling Feedstock Agreement shall control such purchases and sales. For purposes of this Agreement, the term “Tolling Agreement” means an arrangement whereby an Affiliate of REG arranges for the delivery of Feedstock to a Facility not owned by such REG Affiliate for the purposes of having the Feedstock processed by the Facility into biodiesel for the benefit of such Affiliate. At such time as there is no longer a tolling arrangement at a Facility, the Parties will replace any Tolling Feedstock Agreement with a Non-Tolling Feedstock Agreement to the extent Bunge’s services are to continue at the Facility. The Parties agree to make such modifications to the forms of Feedstock Agreements as may be required by Bunge in order to tailor the forms to each Facility. Bunge may also require, in its sole and absolute discretion, that the owner of the Facility which is a party to any Tolling Agreement become a party to the applicable Tolling Feedstock Agreement.

1.2 Biodiesel Transactions. Subject to the terms of this Agreement, including without limitation Section 1.4, Bunge will purchase Biodiesel produced at one or more Facilities from REG or its Affiliates for resale. With respect to each Facility for which Bunge has agreed to provide such services and where no Tolling Agreement is in place, Bunge and the REG Affiliate which owns or controls such Facility and/or which enters into contracts with Biodiesel purchasers shall enter into a Biodiesel Purchase and Sale Agreement in the form attached hereto as Exhibit B (“Non-Tolling Biodiesel Agreement”) and the terms of the Non-Tolling Biodiesel Agreement shall control such purchases and sales. With respect to each Facility for which Bunge has agreed to provide such services and where a Tolling Agreement is in place, Bunge and the REG Affiliate which owns the Biodiesel produced by the Facility pursuant to the Tolling Agreement and/or which enters into contracts with Biodiesel purchasers shall enter into a Biodiesel Purchase and Sale Agreement in the form attached hereto as Exhibit B-2 (“Tolling Biodiesel Agreement,” and together with the Non-Tolling Biodiesel Agreement, each a “Biodiesel Agreement” and collectively, the “Biodiesel Agreements”) and the terms of the Tolling Biodiesel Agreement shall control such purchases and sales. At such time as any Tolling Agreement ends, the Parties will replace any Tolling Biodiesel Agreement with a Non-Tolling Biodiesel Agreement to the extent Bunge’s services are to continue at the Facility. The Parties agree to make such modifications to the forms of Biodiesel Agreements as may be required by Bunge in order to tailor the forms to each Facility. Bunge may also require, in its sole and absolute discretion, that the owner of the Facility which is a party to any Tolling Agreement become a party to the applicable Tolling Biodiesel Agreement in order to grant Bunge the benefits of any warranties or rights with respect to the quality of Biodiesel produced by the Facility.

1.3 Joinder of REG Affiliate. Each REG Affiliate that is a party to any Feedstock Agreement or Biodiesel Agreement (each, a “Party Affiliate”) entered into pursuant to Sections 1.1 or 1.2 shall become a party to this Agreement by executing an addendum hereto. Each Party Affiliate shall be jointly and severally liable with REG for the payment to Bunge of all Monthly Service Fees, Incentive Fees and Variable Rate Fees which are applicable to such Party Affiliate’s Facility.

1.4 Diligence Investigation with Respect to Any Facility. If REG desires for Bunge to provide some or all of the services set forth in Sections 1.1 and 1.2 (collectively, the “Services”) to one or more Facilities, REG shall notify Bunge and Bunge may agree whether to provide some or all of the Services to one or more Facilities in Bunge’s sole and absolute discretion. Prior to agreeing to provide any Services for any one or more Facilities, Bunge and its employees, agents and independent contractors shall have the right to enter any such Facilities during normal business hours and upon reasonable prior notice to REG and the applicable Party Affiliate to inspect the same, to perform additional due diligence, to perform such inspections as Bunge shall deem necessary or desirable in Bunge’s sole discretion. In connection therewith, subject to Section 7, REG or the Party Affiliate, as the case may be, shall provide to Bunge any documents, contracts, agreements, Tolling Agreements, data or information which Bunge shall deem necessary or desirable with respect to any such Facility or its operations, together with a certificate of an officer of REG or an officer of the applicable Party Affiliate, as the case may be, that the documents or information delivered are true, correct and complete as of the date of such delivery. REG and the applicable Party Affiliates shall obtain prior written approval from senior lenders and others extending credit to REG and the applicable Party Affiliates as necessary in order for Bunge to provide the Services for any Facility.

1.5 Risk Management. With respect to each Facility for which Bunge provides Services, Bunge shall review, organize and then communicate to REG (or a Party Affiliate, as applicable) on a daily basis the commercial position with respect to such Facility. REG or the applicable Party Affiliate shall provide data in a position report and make the position report available to Bunge each day. Bunge shall consult and provide advice, assistance and research to REG management to manage the risk of that commercial position, specifically including, but not limited to, written risk management recommendations regarding the physical and financial aspects of inputs and outputs related to the Biodiesel Business (as defined below), all as more specifically set forth in Exhibit D, attached hereto. Bunge’s advice shall include, for example, information with respect to heating oil futures, heating oil futures spreads, heating oil derivatives (exchange traded and OTC), soybean oil futures, soybean oil futures spreads, soybean oil derivatives (exchange traded and OTC), cash soybean oil premiums, animal fat prices, animal fat/soybean oil price relationship, fats and oils prices versus heating oil price relationships and RINS prices. Notwithstanding anything contained herein to the contrary, REG (or a Party Affiliate, as applicable) acknowledge that Bunge shall be rendering only consultation and advice pursuant to this Section 1.5 and any determination as to whether to accept such advice shall be made in the sole and absolute discretion of REG (or a Party Affiliate, as applicable). Bunge shall have no liability to REG (or a Party Affiliate, as applicable) with respect to its accepting or not accepting such advice or for the results of operations or positions of REG (or a Party Affiliate, as applicable) which occur as a result of accepting such advice.

1.6 Transfer of Services. Bunge agrees to review on an annual basis a proposal by REG or a Party Affiliate to terminate Services with respect to a particular Facility and transfer Services to another Facility. Bunge’s agreement to so terminate and transfer Services from one Facility to another shall be in Bunge’s sole discretion. Bunge also agrees to review in good faith proposals by REG to add additional Facilities for which Services will be provided.

1.7 Sole Provider of Services. With respect to any Facility for which Bunge is providing Services, Bunge shall be the sole provider of such Services and the services in Section 1.5 (and any similar service) with respect to such Facility. Notwithstanding the foregoing sentence, REG Affiliates and the owner of such Facility shall be allowed to purchase Feedstock directly from the actual producer of Feedstock and sell Biodiesel to the ultimate

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purchaser of Biodiesel on such Affiliate’s or owner’s own behalf in accordance with the terms of the Feedstock and Biodiesel Agreements; provided, such Affiliate or owner may only use internally generated funds of owner, REG or an Affiliate of REG or funds obtained from owner’s, REG’s or an REG Affiliate’s senior secured credit facilities in connection with such transactions. During the Term, neither REG nor any Party Affiliate shall enter into a tolling arrangement with any third party without the prior written consent of Bunge, which consent shall not be unreasonably withheld.

2. Compensation to Bunge.

2.1 Initial Fee. In consideration for Bunge’s willingness to provide the services set forth in Section 1.5, REG shall pay and Bunge shall receive a one time, non-refundable fee of $*** which shall be payable by REG to Bunge upon execution of this Agreement.

2.2 Monthly Fee. As additional consideration for Bunge’s continued willingness to provide the services set forth in Section 1.5, REG shall pay and Bunge shall receive a monthly fee of $*** (“Monthly Service Fee”), with one-half of the Monthly Service Fee payable by REG in advance on the 1st day of each month and the other half of the Monthly Service Fee payable in advance by REG on the 15th day of each month. A pro rata portion of the Monthly Service Fee for any partial month for the first month of the Term shall be due upon execution of this Agreement.

2.3 Incentive Fee. REG shall pay and Bunge shall receive an incentive fee (“Incentive Fee”) with respect to each Facility for which Services are performed calculated in the manner set forth on Exhibit C attached hereto; provided, that the Incentive Fee payable by REG to Bunge shall not exceed $*** per year. The Incentive Fee for a particular calendar quarter with respect to each Facility shall be paid to Bunge by REG on the 30th day of the first month following such calendar quarter.

2.4 Variable Rate Fee. REG and/or its Party Affiliates shall pay to Bunge a fee (“Variable Rate Fee”) on the from time to time Aggregate Outstanding Amount for all Facilities for which Services are provided at a rate per annum equal to the greater of (determined daily) (a) Seven and One-Half Percent (7- 1/2%) per annum over and above the LIBOR Rate (which rate shall fluctuate as and when the LIBOR Rate shall change) or (b) Ten Percent (10%) per annum (“Variable Rate”). “LIBOR Rate” means the daily average of interbank offered rates for US Dollar deposits in the London market based on quotations at major banks, as published under the heading “London Interbank Offered Rates (LIBOR)” in the “Money Rates” column of the most recent edition of The Wall Street Journal for the one month maturity. So long as any Event of Default shall occur or be continuing, the Variable Rate shall increase to the greater of (determined daily) (a) Ten and One-Half Percent (10- 1/2%) per annum over and above the LIBOR Rate (which rate shall fluctuate as and when the LIBOR Rate shall change) or (b) Thirteen Percent (13%) per annum. The LIBOR Rate and the Variable Rate will be determined and reset daily on each business day. The term “Aggregate Outstanding Amount” shall mean (a) with respect to all Feedstock Agreements, all amounts paid by Bunge to purchase Feedstock from Feedstock producers for resale to REG or a Party Affiliate and for which Bunge has not received payment from REG and/or its Party Affiliates for its purchase of such Feedstock from Bunge, and (b) with respect to all Biodiesel Agreements, all amounts paid by Bunge to REG and/or its Party Affiliates for the purchase of

*** Confidential material redacted and filed separately with the Commission.

Biodiesel until the earlier of (i) the due date for payment for such Biodiesel from the third party purchaser under the applicable Contract has occurred, or (ii) Bunge has received actual payment for such Biodiesel from the third party purchaser under the applicable Contract. As used herein, the term “Contract” shall have the meaning given such terms in the forms of Biodiesel Agreement attached hereto. The Variable Rate Fee for each Facility shall be (i) calculated on a daily basis, (ii) computed on an actual day, 360-day year basis and (iii) payable monthly in arrears by the fifteenth (15th) day after the end of each month.

2.5 Maximum Exposure. At no time during the Term of this Agreement shall the Aggregate Outstanding Amount exceed Ten Million Dollars ($10,000,000) (the “Maximum Exposure”). If at any time during the Term of this Agreement the Aggregate Outstanding Amount shall equal or exceed the Maximum Exposure (or a transaction shall be proposed under any Feedstock Agreement or Biodiesel Agreement which shall cause the Aggregate Outstanding Amount to exceed the Maximum Exposure), Bunge may immediately suspend the performance of its obligations under this Agreement, all Feedstock Agreements and Biodiesel Agreements until REG and the Party Affiliates have reduced the Aggregate Outstanding Amount below the Maximum Exposure (or until such time as no transaction under any Feedstock Agreement or Biodiesel Agreement would cause the Aggregate Outstanding Amount to exceed the Maximum Exposure).

2.6 Payments; Interest on Unpaid Amounts. All payments of fees under this Agreement shall be made by REG and/or its Party Affiliates to Bunge by wire transfer to one or more accounts designated by Bunge. Interest will accrue on amounts past due at a rate per annum equal to the lesser of (a) a rate per annum equal to the greater of (determined daily): (i) Ten and One-Half Percent (10- 1/2%) per annum over and above the LIBOR Rate (which rate of interest shall fluctuate as and when the LIBOR Rate shall change) or (ii) Thirteen Percent (13%) per annum), and (b) the highest rate permitted by law. Said interest shall be computed on an actual day, 360-day year basis and be due and payable upon the demand of Bunge. All amounts due to Bunge under this Agreement will be paid without setoff, counterclaim or deduction.

2.7 Adjustments. Beginning as of the last day of the first full calendar quarter of the Term and on each anniversary of the Effective Date thereafter, the Parties will review and negotiate in good faith changes to the formula for calculation of the Incentive Fee. To the extent that the Parties have reviewed and negotiated in good faith changes to the formula in accordance with the foregoing sentence for a period of 30 days and have not agreed upon a change to such formula during such 30-day period, then the formula shall remain as in effect prior to such 30-day period.

3. Term and Termination.

3.1 Term. The initial term of this Agreement will begin upon execution of this Agreement by both Parties and, unless earlier terminated in accordance with the terms hereof, will expire upon the third anniversary of the Effective Date. Unless earlier terminated in accordance with this Agreement, this Agreement will automatically renew for successive three-year terms thereafter unless either Party gives written notice to the other Party of its election not to renew, no later than 180 days prior to the expiration of the initial term or the then current renewal term, as applicable. The “Term” will be the total of the initial term of this Agreement and any renewal terms.

3.2 Termination Rights.

(a) Bunge may terminate this Agreement at any time, with or without cause, upon at least 15 days prior written notice to REG; provided, that if at any time the four month rolling average of production at each Facility for which Services are provided is greater than forty percent (40%) of the nameplate capacity for such Facilities (“Capacity Test”), then the requirement to provide at least 15 days prior written notice shall be extended to 45 days during the period of time that the Capacity Test is met.

(b) REG may terminate this Agreement immediately upon notice to Bunge if Bunge has (i) breached any material representation, warranty, or obligation under this Agreement, and (ii) failed to remedy such breach within 30 days after REG has given notice of such breach, or if such breach cannot reasonably be cured within such 30-day period, as soon as reasonably possible, but in all events within 45 days after REG has given notice of such breach.

(c) Upon the occurrence of any Event of Default (as defined in Section 4), then, and in each such event (other than an event described in Sections 4(c) or 4(d)), Bunge shall have the right, in Bunge’s sole discretion, to declare that its obligations under this Agreement, any Feedstock Agreement and/or Biodiesel Agreement in Bunge’s sole discretion have terminated, whereupon such obligations of Bunge shall be immediately and forthwith terminated, and Bunge shall have the further right to declare all amounts under this Agreement, any Feedstock Agreement and/or Biodiesel Agreement, including, without limitation, all accrued and unpaid Variable Rate Fees, to be forthwith due and payable, whereupon all of such amount shall become and be immediately due and payable, without demand or notice of any kind, all of which are hereby expressly waived by REG and the Party Affiliates, and Bunge shall have the further right to exercise any and all other rights and remedies which it may have at law or in equity. In the event Bunge declares its obligations as terminated, then REG and the Party Affiliates likewise shall have no further payment obligations to Bunge, other than for any accrued amounts that may be then due.

(d) Upon the occurrence of any Event of Default described in Section 4(c) or 4(d), Bunge’s obligations under this Agreement, all Feedstock Agreements and all Biodiesel Agreements shall automatically terminate and all amounts under this Agreement, and all Feedstock Agreements and all Biodiesel Agreements shall automatically become immediately due and payable, without demand or notice of any kind, all of which are hereby expressly waived by REG and the Party Affiliates, and Bunge shall have the right to exercise any and all other rights and remedies which it may have at law or in equity.

(e) Bunge shall at all times, whether or not this Agreement, any Feedstock Agreement and/or any Biodiesel Agreement has been terminated, have the right to enter into any Facility and remove all Feedstock and Biodiesel owned by Bunge pursuant to the rights granted

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to Bunge under this Agreement, any Feedstock Agreement and/or any Biodiesel Agreement. Bunge is hereby granted access to each Facility in a manner and at times reasonably necessary and convenient for Bunge to so remove such Feedstock and Biodiesel. Bunge shall act in a reasonably careful manner in removing such Feedstock and Biodiesel so as not to cause damage to REG’s or a Party Affiliate’s property.

(f) REG may terminate this Agreement if the Reorganization Closing has not occurred by January 8, 2010 by providing notice to Bunge no later than January 13, 2010; provided, that such termination right may not be exercised by REG if as of January 8, 2010 REG or an Affiliate of REG is a party to one or more Tolling Agreements as of the date of this Agreement which provide for a volume of 50,000,000 gallons or more of Biodiesel with terms of 12 months or more. “Reorganization Closing” means the closing of the restructuring transactions between REG and Blackhawk Biofuels, LLC (“Blackhawk”) and REG and Central Iowa Energy, LLC (“CIE”), as documented pursuant to an Agreement and Plan of Merger and an Asset Purchase Agreement, respectively.

(g) REG may terminate this Agreement and all Feedstock Agreements and Biodiesel Agreements, with such termination effective as of May 9, 2011, if REG has provided Bunge with written notice of termination at least six months prior to the effective date of termination and upon payment to Bunge of $*** plus an amount in cash equal to two quarterly Incentive Fee payments calculated based on the average quarterly Incentive Fees paid during the 12-month period prior to such termination date.

3.3 Survival. The provisions of this Agreement which expressly or by their nature survive expiration or termination of this Agreement, including, but not limited to, Sections 2, 3, 7, 8, 9 and 11, will remain in effect after the expiration or termination of this Agreement.

4. Event of Default. The term “Event of Default” shall mean the occurrence of any of the following events: (a) REG or any Party Affiliate shall fail to perform or observe any covenant contained in this Agreement or any Feedstock Agreement or Biodiesel Agreement (including the failure to make any payment within three (3) days of when due); (b) any representation or warranty made by REG and/or any Party Affiliates in this Agreement, any Feedstock Agreement or any Biodiesel Agreement shall prove to have been untrue or incorrect in any material respect when made or deemed made; (c) either REG or any Affiliate of REG shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself or a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against itself in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any corporate or limited liability company action for the purpose of effecting any of the foregoing; (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of REG or any Affiliate of REG, or of a substantial part of the property or assets of REG or any

Affiliate of REG, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of REG or any Affiliate of REG or of a substantial part of the property or assets of REG or any Affiliate of REG or (iii) the winding up or liquidation of REG or any Affiliate of REG; and any such proceeding or petition shall continue undismissed for thirty (30) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) consecutive days; (e) dissolution, termination of existence or operations, merger, consolidation or transfer of a substantial part of the property or assets of REG or any Affiliate of REG; (f) REG or any Affiliate of REG shall become insolvent in either the equity or bankruptcy sense of the term; (g) a judgment or order is rendered against REG or any Affiliate of REG and either (i) enforcement proceedings have been commenced by any creditor upon any such judgment or order or (ii) within thirty (30) days after entry thereof, such judgment or order is not paid or otherwise discharged or execution thereof stayed pending appeal, or within thirty (30) days after the expiration of any such stay, such judgment or order is not paid or otherwise discharged; or a judgment or order in an amount in excess of $500,000 is rendered against REG or any Affiliate of REG, irrespective of whether such judgment or order is paid or otherwise discharged or stayed pending appeal; (h) any default or event of default shall occur under or within the meaning of any agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any outstanding indebtedness of REG or an Affiliate of REG for borrowed money in a principal amount in excess of $1,000,000; (i) any material default or material event of default shall occur under or within the meaning of any material agreement, document or instrument heretofore, now or hereafter executed by REG or any Affiliate of REG with or in favor of Bunge which is not cured within any applicable grace or cure period (if any), (j) REG or any Party Affiliate commingling any feedstock or biodiesel owned by REG or a Party Affiliate with any Feedstock or Biodiesel which is owned by Bunge. REG and each Party Affiliate shall notify Bunge of any Event of Default as soon as possible after the occurrence of any such Event of Default.

5. Representations and Warranties. REG and each Party Affiliate hereby represent and warrant to Bunge that (a) REG and such Party Affiliate are entities duly organized, validly existing and in good standing under the laws of their respective states of incorporation or organization, (b) the execution, delivery and performance by REG and such Party Affiliate of this Agreement and the applicable Feedstock Agreement and Biodiesel Agreement (i) are within the corporate or other powers of REG and such Party Affiliate, (ii) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of REG and such Party Affiliate, (iii) require no consent, approval or authorization of, action by or in respect of or filing or recording with any governmental or regulatory body, agency or official or any other third party and (iv) do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the articles of organization or incorporation, operating agreement, bylaws or other organizational documents of REG and/or such Party Affiliate, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which REG or such Party Affiliate is a party or by which REG or such Party Affiliate or any of their respective property or assets is bound or to which REG or such Party Affiliate or any of their respective property or assets is subject, and (c) this Agreement and the applicable Feedstock Agreement and Biodiesel

Agreement have been duly executed and delivered by REG and such Party Affiliate and constitute the legal, valid and binding obligation of REG and such Party Affiliate and are enforceable against REG and such Party Affiliate in accordance with their terms.

6. Covenants. During the Term, REG and each Party Affiliate shall, subject to the requirements of Section 7:

6.1 deliver to Bunge as soon as practicable, and in any event within 120 days after the end of each fiscal year, audited consolidated statements of income and cash flows of REG and the Party Affiliates for such fiscal year, and audited consolidated balance sheets of REG and the Party Affiliates as of the end of such fiscal year, all prepared in accordance with accounting principles generally accepted in the United States of America;

6.2 deliver to Bunge as soon as practicable, and in any event within 45 days, after the end of each calendar quarter (a) an internally-prepared balance sheet of REG and each Party Affiliate as of the end of each calendar month during such quarter, and (b) internally-prepared statements of income and cash flows for each monthly period then-ended and year-to-date, together with a certificate of an officer of REG and the officer of the applicable Party Affiliate representing that such financial statements accurately reflect the books and records of each of REG and the Party Affiliates in all material respects and present fairly the financial condition of such entities as of the dates and for the periods set forth therein;

6.3 deliver to Bunge prompt written notice of any action, suit, proceeding or investigation at law or in equity or by or before any governmental instrumentality or agency which, if adversely determined, would materially impair the right of REG or a Party Affiliate to carry on its business as then conducted or would have a material adverse effect on the business, operations or financial condition of REG or a Party Affiliate taken as a whole;

6.4 deliver to Bunge as soon as practicable, but in any event within 30 days, after the end of each fiscal year, an up-to-date capitalization table showing the aggregate number of shares of each class of equity interest of REG and each Party Affiliate;

6.5 deliver to Bunge a copy of the annual budget of REG and each Party Affiliate as soon as practicable before the beginning of the Fiscal Year to which such budget applies, but in any event no later than five business days after approval of such budget;

6.6 permit Bunge or its designated representative, at Bunge’s expense and with reasonable advance notification, to visit and inspect the properties of REG and each Party Affiliate, to examine their respective books of account and records and to discuss the affairs, finances, and accounts of REG and each Party Affiliate with their respective officers, all during normal business hours and at such reasonable times as may be convenient to REG and each Party Affiliate;

6.7 promptly upon receipt thereof (and in no event more than five business days after receipt thereof), copies of all final audit reports, “management letters” and other communications and reports submitted to REG and/or each Party Affiliate by independent certified public accountants in connection with each interim or special audit of the books of REG and/or the Party Affiliates made by such accountants; and allow a representative of Bunge to attend each meeting of the Board of Directors or Managers (or similar governing body), and any committee thereof to which authority for operation of the Biodiesel Business has been delegated, of REG and each Party Affiliate, except that Bunge shall not be entitled to such representative during such period of time as: (a) Bunge already has a member of such Board of Directors or Managers (or similar governing body) and such person is also a member of each such committee, or (b) REG or any Party Affiliate has not obtained any Services from Bunge pursuant to Sections 1.1 or 1.2 during the prior 90-day period. To the extent that such representative is allowed pursuant to this Section 6.8, then such representative shall treat all Confidential Information (as defined below) obtained by such representative at any such meetings with the same degree of care and responsibility as is consistent with the fiduciary obligations of a member of the Board of Directors of REG. REG and each Party Affiliate will give Bunge notice of such meetings, by telecopy or by such other means as such notices are delivered to the members of the Board of Directors, Managers (or similar governing body) not later than the earlier of (a) the same time notice is provided or delivered to the members of such body, or (b) 24 hours prior to the time of such proposed meeting.

7. Confidentiality. Bunge, as a Party on the one hand, and REG and each Party Affiliate, as a Party for purposes of this Section on the other hand, acknowledges possession of trade secrets and other confidential information (the “Confidential Information”) that has been and may be provided regarding the other Party’s or its Affiliates’ business, including, without limitation, with respect to REG and the Party Affiliates, the production, gathering, transporting, marketing, treating or processing of biodiesel or by-products of the production thereof or the ownership, lease, acquisition, construction, financing or operation of biodiesel facilities (the “Biodiesel Business”) and acknowledges and recognizes the highly competitive nature of the industry in which each Party conducts its business. Accordingly, in consideration of the agreements between the Parties set forth in this Agreement, the Feedstock Agreement and the Biodiesel Agreement, each Party agrees that: it shall not disclose the Confidential Information of the other Party except (i) as required by applicable law, regulation or legal process (provided, that to the extent permitted by law, the Party required to disclose Confidential Information will provide written notice to the other Party with as much time as is reasonably practicable prior to any required disclosure and such other Party, at its sole cost and expense, may seek a protective order) and (ii) to its employees, agents or representatives with a bona fide need to know and for whose acts or omissions in violation of this Agreement a Party shall be liable and responsible.

Bunge may not use REG’s or a Party Affiliate’s Confidential Information to the direct disadvantage of REG or a Party Affiliate. Notwithstanding the foregoing, the Parties acknowledge that Bunge and its Affiliates may perform services for other third parties similar to the Services provided to REG and the Party Affiliates hereunder. The use by Bunge and its Affiliates of any Confidential Information for Bunge’s and its Affiliate’s internal business purposes shall not be considered a violation of this Section 7.

For the purposes of this Agreement, “Confidential Information” shall not include information which is or becomes part of common knowledge or understanding in the biodiesel industry or otherwise is or enters the public domain (other than as a result of disclosure by a Party (including a Party Affiliate) in violation of this Agreement), is lawfully acquired by a Party after the date hereof from any third party not bound by an obligation of confidence to the disclosing Party, or is independently developed by or for the disclosing Party after the date hereof without using the Confidential Information.

8. Limitation of Liability; General Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, BUNGE MAKES NO STATUTORY, WRITTEN, ORAL, EXPRESSED OR IMPLIED WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND CONCERNING SERVICES PROVIDED BY BUNGE OR ITS AFFILIATES UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER BUNGE NOR ITS AFFILIATES, NOR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT), WILL BE LIABLE TO REG, ANY PARTY AFFILIATE OR ANY OTHER PERSON OR ENTITY FOR DAMAGES ARISING OUT OF, RELATING TO OR RESULTING FROM SERVICES PROVIDED UNDER THIS AGREEMENT OR THE FAILURE TO PROVIDE SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARISE OUT OF OR RESULT FROM THE GROSS NEGLIGENCE, INTENTIONAL BREACH OR WILLFUL MISCONDUCT OF BUNGE OR SUCH PARTY PROVIDING SERVICES (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT); PROVIDED, THAT THE AGGREGATE AMOUNT OF ALL SUCH DAMAGES UNDER THIS AGREEMENT IN ANY FISCAL YEAR WILL NOT EXCEED THE AMOUNT OF THE FEES PAID IN ACCORDANCE WITH SECTION 2 IN SUCH FISCAL YEAR. THE REMUNERATION TO BE PAID FOR SERVICES TO BE PERFORMED REFLECTS THIS LIMITATION OF LIABILITY. IN NO EVENT WILL BUNGE OR ANY OF ITS AFFILIATES OR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT) BE LIABLE TO REG, ANY PARTY AFFILIATE OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES.

9. Remedies. Upon the occurrence and during the continuance of any Event of Default, Bunge is hereby authorized at any time and from time to time, without notice to REG or any Party Affiliate (any such notice being expressly waived by REG and each Party Affiliate) and to the fullest extent permitted by law, to set-off and apply any and all amounts at any time owing by REG or any Party Affiliate to or for the credit or account of REG or a Party Affiliate against any and all amounts owned by REG or an Party Affiliate to Bunge evidenced by or arising under or in respect of this Agreement or any Feedstock Agreement or Biodiesel Agreement irrespective of whether or not Bunge shall have made any demand under this Agreement or any Feedstock Agreement or Biodiesel Agreement and although such obligations may be contingent or unmatured. Bunge agrees to promptly notify REG and the applicable Party Affiliate after any such set-off and application made by Bunge, provided, however, that the failure to give such notice shall not affect the validity of any such set-off and application. The rights of Bunge under this Section are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which Bunge may have.

10. Relationship of Parties; Precautionary Financing Statements. This Agreement creates no partnership, joint venture or other joint or mutual enterprise or undertaking created hereby and neither Party, or any of such Party’s representatives, agents or employees, will be deemed to be the representative or employee of the other Party. Except as expressly provided herein or as otherwise specifically agreed in writing, neither Party will have authority to act on behalf of or bind the other Party. The Parties acknowledge that this Agreement, together with the Feedstock Agreements and the Biodiesel Agreements, are intended to create a relationship of purchaser and seller between the Parties such that: (a) Bunge remains the true and absolute owner of all right, title and interest in the Feedstock until such time as title to such Feedstock is deemed to pass to the applicable Party Affiliate under Section 3.1 of the applicable Feedstock Agreement (such period prior to the passing of such title hereinafter being referred to as the “Pre-Sale Period”); and (b) Bunge shall become the true and absolute of all right, title and interest in the Biodiesel at such time as title to such Biodiesel is deemed to pass to Bunge under Section 2.3(d) of the applicable Biodiesel Agreement (such period following the passing of such title hereinafter being referred to as the “Post-Purchase Period”). REG and each Party Affiliate hereby authorize Bunge to file such precautionary financing statements and amendments and/or continuations thereto pursuant to the Uniform Commercial Code as Bunge shall deem appropriate to further evidence and memorialize its absolute ownership interests in any Feedstock during the applicable Pre-Sale Period and/or in any Biodiesel following the commencement of the applicable Post-Purchase Period. Notwithstanding the above-stated intent, if and to the extent that REG and/or any Party Affiliates are determined to have any right, title and/or interest in any Feedstock during the applicable Pre-Sale Period and/or any right, title and/or interest in any Biodiesel following the commencement of the applicable Post-Purchase Period, REG and the Party Affiliates hereby grant to Bunge a first priority security interest in and lien against such Feedstock and Biodiesel, together with any and all accessories, accessions and substitutions thereto or therefor and any and all proceeds thereof. REG and the Party Affiliates covenant and agree that: (a) they shall not purport to pledge, mortgage or create, or suffer to exist in favor of any third party any lien or a security interest in any Feedstock during the applicable Pre-Sale Period or in any Biodiesel following the commencement of the applicable Post-Purchase Period; and (b) upon the request of Bunge or in respect to any inquiry that may be made, they shall inform any lender, lessor or other third party that has or may assert a lien, security interest and/or any other interest in any property of REG or a Party Affiliate that (i) during the applicable Pre-Sale Period, Bunge is and remains the true and absolute owner of the Feedstock and REG and the Party Affiliates have no right, title or interest in said Feedstock and (ii) that upon the commencement of the applicable Post-Purchase Period, Bunge is the true and absolute owner of the Biodiesel and REG and the Party Affiliates have no right, title or interest in said Biodiesel.

11. Governing Law; Disputes.

11.1 Governing Law. This Agreement shall be governed by the laws of the state of Illinois, without regard to principles of conflicts of laws.

11.2 Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Notices. All notices required or permitted under this Agreement will be in writing and will be deemed given and made: (i) if by personal delivery, on the date of such delivery, (ii) if by facsimile, on the date sent (as evidenced by confirmation of transmission by the transmitting equipment), (iii) if by nationally recognized overnight courier, on the next business day following deposit, and (iv) if by certified mail, return receipt requested, postage prepaid, on the third business day following such mailing; in each case addressed to the address or facsimile number shown below for such Party, or such other address or facsimile number as such Party may give to the other Party by notice:

If to Bunge:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Manager – Bunge Biofuels

Facsimile: (314) 292-2110

with copy to:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Counsel

Facsimile: (314) 292-2521

If to REG:

Renewable Energy Group, Inc.

416 S. Bell Avenue, P.O. Box 888

Ames, Iowa 50010

Attn: President

Facsimile: (515) 239-8029

with copy to:

Wilcox, Polking, Gerken, Schwarzkopf & Copeland, P.C.

115 E. Lincolnway, Suite 200

Jefferson, Iowa 50129-2149

Attn: John A. Gerken

Facsimile: (515) 386-8531

If to a Party Affiliate, to the address set forth on the signature page of the Party Affiliate.

13. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the Parties and the Party Affiliates (or their Affiliates, successors, assignees or subcontractors to the extent set forth herein).

14. Amendments; Waiver. The Parties may amend this Agreement only by a written agreement of the Parties. No provision of this Agreement may be waived, except as expressly provided herein or pursuant to a writing signed by the Party against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or requiring the satisfaction of any condition under this Agreement, and no “course of dealing” between the Parties, operates as a waiver or estoppel of any right, remedy or condition. A waiver made in writing on one occasion is effective only in that instance and only for the purpose that it is given and is not to be construed as a waiver on any future occasion or against any other person.

15. Assignment. No Party may assign this Agreement, or assign or delegate any of its rights, interests, or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, and any purported assignment or delegation without such consent will be void, provided, that Bunge may assign this Agreement to any of its Affiliates without REG’s prior consent. Subject to the preceding sentences in this Section 15, this Agreement binds and benefits the Parties and their respective permitted successors and assigns.

16. Subcontracting. In connection with Bunge providing Services, Bunge may subcontract with or otherwise retain the services of Bunge’s Affiliates, and REG hereby consents to such subcontracting activities for purposes of Section 15 hereof. Notwithstanding any such subcontracting by Bunge to its Affiliates, Bunge shall remain liable for performance under the terms of this Agreement.

17. Severability. If a court or arbitrator with proper jurisdiction determines that any provision of this Agreement is illegal, invalid, or unenforceable, the remaining provisions of this Agreement remain in full force. The Parties will negotiate in good faith to replace such illegal, invalid, or unenforceable provision with a legal, valid, and enforceable provision that carries out the Parties’ intentions to the greatest lawful extent under this Agreement.

18. Interpretation. Each Party has been represented by counsel during the negotiation of this Agreement and agrees that any ambiguity in this Agreement will not be construed against one of the Parties.

19. Further Assurances. Each party will execute and cause to be delivered to the other Party such instruments and other documents, and will take such other actions, as the other Party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

20. Counterparts. This Agreement may be executed by the Parties by facsimile and in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written.

Bunge: BUNGE NORTH AMERICA, INC.		REG: RENEWABLE ENERGY GROUP, INC.

By:	/s/ Eric Hakmiller	By:	/s/ Jeffrey Stroburg
Name:	Eric Hakmiller	Name:	Jeffrey Stroburg
Title:	Vice President Bunge Biofuels	Title:	CEO

AFFILIATE SIGNATURE PAGE

ADDENDUM TO THE

MASTER SERVICES AGREEMENT BETWEEN

BUNGE NORTH AMERICA, INC.

AND RENEWABLE ENERGY GROUP, INC.

DATED             , 2009

The undersigned does hereby warrant, represent, covenant and agree that it shall be subject to and comply with all terms and conditions of the Master Services Agreement in all respects, as if the undersigned had executed said Master Services Agreement on the original date thereof and the undersigned is and shall be bound by all of the provisions of said Master Services Agreement from and after the date of execution of this Addendum.

By:
Name:
Title:

Address for Notice under the Master Services Agreement:

Attn:
Facsimile:

EXHIBIT A-1

FORM OF NON-TOLLING FEEDSTOCK AGREEMENT

THIS FEEDSTOCK PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of             , 2009 (“Effective Date”) by and between                     , a                      [insert name of applicable REG entity] (“Producer”) and Bunge North America, Inc., a New York corporation (“Bunge”) (each of Producer and Bunge, a “Party” and collectively, the “Parties”).

RECITALS

A. Producer owns and operates a biodiesel production facility located                      (the “Facility”).

B. Bunge and Renewable Energy Group, Inc. are parties to that certain Master Service Agreement dated             , 2009 (the “REG Master Agreement”).

C. Producer desires to engage Bunge to purchase supplies of corn oil, animal fat or other products as feedstock (“Feedstock”) for resale to Producer for biodiesel production at the Facility in accordance with the terms set forth in this Agreement.

D. The Parties desire to purchase and sell Feedstock in accordance with the fees, payment, delivery and other terms set forth in this Agreement.

AGREEMENT

Now, therefore, the Parties agree as follows:

1. Feedstock Purchase and Resale.

1.1 Feedstock Transactions. Subject to the terms of this Agreement, Bunge will purchase Feedstock from Feedstock suppliers for resale to Producer, and Producer will purchase from Bunge such Feedstock, for biodiesel production at the Facility during the Term (as hereinafter defined) (the “Services”).

1.2 Sole Provider of Services. Subject to the terms of this Agreement, Producer agrees during the Term to use Bunge as the sole provider of the Services described in this Agreement and not to engage any other third party to provide such Services. Notwithstanding the foregoing sentence, Producer shall be allowed to purchase Feedstock directly from the actual producer of Feedstock on Producer’s own behalf; provided, Producer may only use internally generated funds of Renewable Energy Group, Inc. (“REG”) or an Affiliate of REG or funds obtained from REG’s or an REG Affiliate’s senior secured credit facilities in connection with such transactions. During the Term, Producer shall not enter into a tolling arrangement with any third party without the prior consent of Bunge, which consent shall not be unreasonably withheld.

2. Feedstock Procurement.

2.1 Location of Feedstock Transactions.

(a) Producer and/or Producer’s Affiliates shall be responsible for locating and negotiating the terms of transactions with Feedstock suppliers (including price and terms of sale) (each a “Feedstock Transaction”). No Feedstock supplier shall be an Affiliate of Producer or Renewable Energy Group, Inc. without the prior consent of Bunge. Producer shall consult with Bunge periodically with respect to such activities and shall consult with Bunge with respect to the terms of and negotiations with respect to such transactions. Producer or Producer’s Affiliate may present to Bunge any such Feedstock Transaction that is acceptable to Producer and all accompanying information relating to such Feedstock Transaction to allow Bunge to evaluate the Feedstock Transaction. Upon presentation of any Feedstock Transaction to Bunge, Bunge will have a period of up to 24 hours to review the Feedstock Transaction and determine whether it will agree to enter into such Feedstock Transaction. Bunge’s determination as to whether it will agree to enter into any Feedstock Transaction or decline to enter into a Feedstock Transaction shall be in Bunge’s sole and absolute discretion and, except as expressly provided in Section 6, Bunge shall have no liability to Producer with respect to such determination. If Bunge has declined to enter into such Feedstock Transaction, then such Feedstock Transaction shall not be subject to the terms of this Agreement.

(b) All Feedstock which Producer purchases on its own behalf shall be stored separately and Producer shall not commingle its Feedstock with any Feedstock purchased by Bunge in accordance with this Agreement. Any violation of the immediately preceding sentence shall be deemed to be a material breach of this Agreement. Bunge and its agents are hereby granted the non-exclusive right, privilege, right of way and easement for the purpose of access, ingress and egress by trucks and other vehicles in a manner and at times reasonably necessary and convenient for Bunge to inspect the Feedstock to ensure there is no commingling.

2.2 Production Estimates. At least 30 days before the beginning of each calendar month during the Term, Producer will deliver to Bunge a written estimate of its anticipated Feedstock requirements and biodiesel production volumes at the Facility for the 90 day period beginning on the first day of such month.

2.3 Resale of Feedstock.

(a) Contracting and Sales Confirmations. If Bunge accepts a Feedstock Transaction pursuant to Section 2.1, Bunge will execute in its own name and on its own behalf a sales contract for the purchase of the Feedstock (each, a “Contract”) from the applicable feedstock supplier upon the terms presented by Producer to Bunge. Effective as of 1:15 pm Central Time on each business day during the Term, Producer and Bunge shall enter into a sales confirmation evidencing the sale by Bunge to Producer of all Feedstock (“Contracted Feedstock Volume”) covered by any Contract that Bunge has entered into since 1:16 pm Central Time on the most recent preceding business day. Each such sales confirmation shall be in the form attached hereto as Exhibit B (each, a “Sales Confirmation”) and shall set the applicable per pound sale price (each, a “Confirmed Sale Price”) equal to the price set forth in the applicable Contract. Producer shall bear any freight or other transportation costs for shipment of Feedstock to the Facility where the delivery terms are FOB supplier’s location, and any such costs shall be set forth in the Sales Confirmation. In no event with Bunge be responsible for any freight or other transportation costs for shipment of Feedstock to the Facility. The cost of any demurrage for transportation of Feedstock shall be passed along by Bunge and charged to Producer. No Sales Confirmation may alter the terms of this Agreement. To the extent that the terms of a Sales Confirmation conflict with the terms of this Agreement, the terms of this Agreement shall control.

(b) Delivery Location; Shrinkage. The place of delivery for all Feedstock provided by Bunge pursuant to this Agreement will be the Facility (the “Delivery Destination”). Bunge will cause Feedstock to be delivered via truck or rail to the extent that the Delivery Destination has appropriate receiving facilities. Bunge, its agents, and the counterparties to Contracts will be given access to the Delivery Destinations in a manner and at times reasonably necessary and convenient for performance under this Agreement. The Parties acknowledge that Bunge shall cause the delivery of Feedstock to the Delivery Destination by providing for such delivery pursuant to the terms of the Contracts. Producer and not Bunge shall be responsible for and bear the cost of any differences between the volume of Feedstock purchased by Bunge pursuant to a Contract and the corresponding volume of Feedstock upon arrival at the Delivery Destination or in storage pursuant to the applicable Sales Confirmation (any such difference, “Shrinkage”). Bunge shall not be in violation of this Agreement to the extent that a feedstock supplier fails to deliver Feedstock in accordance with a Contract (unless such default was as the result of Bunge’s breach of the Contract or Bunge’s gross negligence or intentional misconduct). Upon any such default by a feedstock supplier or upon the occurrence of any Shrinkage, Bunge shall pursue any available remedy against the feedstock supplier or freight carrier for such default or Shrinkage upon request of Producer and Producer shall reimburse all costs and expenses of Bunge (including, without limitation, reasonable attorney fees) associated therewith.

(c) Unloading. Producer will direct the unloading and receiving of all Feedstock purchased hereunder. All labor and equipment necessary to unload Feedstock delivered by or on behalf of Bunge pursuant to Contracts will be supplied by Producer without additional charge to Bunge. Producer agrees to handle the unloading and receiving of all Feedstock in a good and workmanlike manner in accordance with Bunge’s reasonable requirements and normal industry practice. Producer will maintain (at its own expense) its receiving facilities at the Delivery Destination in accordance with applicable laws and regulations and in safe operating condition in accordance with normal industry standards. Producer will be responsible for any additional costs to Bunge resulting from any breach by Producer to meet its obligations set forth in this Section 2.3(c). If Producer fails to unload or receive a quantity of Feedstock that is scheduled for delivery to a Delivery Destination pursuant to a Contract or otherwise causes Bunge to be in default under the terms of a Contract (either, a “Producer Default”), Bunge will utilize commercially reasonable efforts to mitigate or remedy such Producer Default after consultation with Producer. Such efforts may include, without limitation, Bunge arranging for the storage of Feedstock by a feedstock supplier for which Producer failed to take delivery to delay the purchase of Feedstock pursuant to a Contract, directing delivery of such Feedstock to another facility or selling such Feedstock to a third party. Producer will defend, indemnify and hold Bunge harmless for, all costs, liabilities and expenses of Bunge incurred in connection with any Producer Default, including, without limitation, reasonable attorney fees, storage costs, price adjustments, rail/truck demurrage and freight costs.

(d) Receiving Agent; Title; Storage. Bunge hereby appoints Producer as its receiving agent to take delivery, on Bunge’s behalf, of all Contracted Feedstock Volumes delivered to the Delivery Destination and Producer hereby accepts such appointment. Risk of loss, and responsibility for the quality of Contracted Feedstock Volume will pass to Producer upon unloading the Contracted Feedstock Volume at the Delivery Destination, but title to unloaded Contracted Feedstock Volumes will remain in Bunge and will not pass to Producer until Producer pays the applicable Confirmed Sale Price to Bunge in accordance with Section 3.1 (prior to title passing to Producer, such unloaded Contracted Feedstock Volumes are “Bunge-Owned Volumes”). Producer will store all Bunge-Owned Volumes at the applicable Delivery Destination free of additional charge to Bunge in storage containers that are segregated and committed solely to Bunge-Owned Volumes until (a) title to a Bunge-Owned Volume passes to Producer, or (b) Bunge removes a Bunge-Owned Volume from such location. Notwithstanding anything contained in this Agreement or a Sales Confirmation to the contrary, Bunge may at any time during the Term remove all Bunge-Owned Volumes from the Facility. Bunge and its agents are hereby granted the non-exclusive right, privilege, right of way and easement for the purpose of access, ingress and egress by trucks and other vehicles in a manner and at times reasonably necessary and convenient for Bunge to remove any Bunge-Owned Volumes, including access to rail and truck loadout equipment. Bunge shall act in a reasonably careful manner in removing such Bunge-Owned Volumes so as not to cause damage to Producer’s property. Bunge shall be entitled, but shall not be required, to post a sign or other notice reasonably acceptable to Producer to put third parties on notice that certain Contracted Feedstock Volumes are Bunge-Owned Volumes.

(e) Feedstock Specifications. Prior to unloading, Producer will have the right to inspect and reject any Feedstock delivery that does not meet the “Feedstock Specifications” set forth in Exhibit A to this Agreement. Notwithstanding anything contained in this Agreement to the contrary, Bunge will not be responsible for any failure of Feedstock to comply with the terms of this Agreement, a Sales Confirmation or any Contract. If any Feedstock supplied under this Agreement fails to comply with the Feedstock Specifications, a Sales Confirmation or any Contract, then Producer’s exclusive remedy and recourse against Bunge (including under any

Sales Confirmation) will be to exercise any remedy which Bunge may have against the feedstock producer, such as rejecting non-compliant Feedstock, on Bunge’s behalf as Bunge’s agent under the terms of any Contract (and provide Bunge with written notice of such exercise) prior to Producer unloading the Feedstock. Bunge will pursue any available remedy under a Contract against the feedstock supplier for such non-conformance with the terms of this Agreement, a Sales Confirmation or any Contract upon request of Producer and Producer shall reimburse all costs and expenses of Bunge (including, without limitation, reasonable attorney fees) associated therewith. Any failure by Producer to provide written notice of rejection as set forth in this Section 2.3(e) will be deemed an absolute and unconditional waiver of its rejection right and any claims relating to such Feedstock. At Bunge’s request, Producer will promptly deliver to Bunge a representative sample of any rejected Feedstock.

2.4 Services, Weights, and Quality.

(a) Weight Certificates. Except as contemplated by Section 2.4(b), the inbound weight certificates generated pursuant to Section 2.4(b) will determine the quantity of Feedstock for which Producer is obligated to pay pursuant to Article 3.

(b) Scales. Bunge may cause to be delivered Feedstock that may have origin official weights. In such event, Bunge will timely notify Producer and the origin official weights of such Feedstock will govern. In the event Bunge causes to be delivered Feedstock that has estimated origin weights, Producer will determine the weight of such Feedstock delivered by Bunge to the Delivery Destination using scales at the Delivery Destination; provided, that, to the extent Producer does not have scales at a Delivery Destination to determine the weight of Feedstock delivered by rail, then such estimated weights shall govern. Producer will maintain (at its expense) the accuracy of such scales and ensure that they are inspected and certified as required by applicable law; provided that any scale tickets generated by such scales shall be in Bunge’s name. Upon Bunge’s request, Producer will promptly provide Bunge with copies of all scale certifications. Bunge may, at its sole expense, test the accuracy of such scales. If the scales at a Delivery Destination are unavailable or inoperable, any scales certified as required by applicable law may be used, at Producer’s sole cost and expense, until the scales at a Delivery Destination are available and operable.

3. Title to Feedstock; Price and Payment.

3.1 Producer’s Request for Feedstock. Producer shall provide Bunge with 24 hour prior written notice when Producer desires to purchase from Bunge a volume of Feedstock. Producer shall pay the applicable Confirmed Sale Price in accordance with Section 3.2 for such volume of Feedstock within such 24-hour time period but prior to removing any Bunge-Owned Volumes from storage or otherwise using Feedstock of Bunge in its Operations. Title to Bunge-Owned Volumes shall pass to Producer upon Producer’s payment of the applicable Confirmed

Sale Price and removal of the Feedstock from shipment or storage. Producer shall have no right to remove any Bunge-Owned Volumes from storage or otherwise use Feedstock of Bunge in its operations until Producer has paid the applicable Confirmed Sale Price.

3.2 Payments. Interest will accrue on amounts past due at a rate per annum equal to the lesser of (a) Seven and One-Half
(7- 1/2%) per annum over and above the LIBOR Rate (which rate shall fluctuate as and when the LIBOR Rate shall change but which rate shall not be less than Thirteen Percent (13%) per annum) and (b) the highest rate permitted by law. All amounts due to Bunge under this Agreement will be paid without setoff, counterclaim or deduction. “LIBOR Rate” means the daily average of interbank offered rates for US Dollar deposits in the London market based on quotations at major banks, as published under the heading “London Interbank Offered Rates (LIBOR)” in the “Money Rates” column of The Wall Street Journal for the one month maturity.

3.3 Tax. For purposes of personal property taxation and/or assessment or other similar taxation, if any, any tax assessed on Feedstock acquired by Bunge will be the responsibility of Producer, and at no time will Bunge be responsible for the payment of any such tax.

3.4 Additional Fees. The Parties acknowledge that fees payable with respect to the Services performed hereunder shall be paid to Bunge pursuant to the REG Master Agreement.

4. Term and Termination.

4.1 Term. The initial term of this Agreement will begin upon execution of this Agreement by both Parties and, unless earlier terminated in accordance with the terms hereof, will expire upon the third anniversary of the Effective Date. Unless earlier terminated in accordance with this Agreement, this Agreement will automatically renew for successive three-year terms thereafter unless either Party gives written notice to the other Party of its election not to renew, no later than 180 days prior to the expiration of the initial term or the then current renewal term, as applicable. The “Term” will be the total of the initial term of this Agreement and any renewal terms.

4.2 Termination Rights.

(a) Bunge may terminate this Agreement (i) immediately upon notice to Producer if Producer has breached any material representation, warranty, or obligation under this Agreement (including the failure to make any payment within 3 days of when due), and/or (ii) at any time, with or without cause, upon at least 15 days prior written notice to Producer; provided, that if at any time the four month rolling average of production at the Facility is greater than forty percent (40%) of the nameplate capacity for such Facility (“Capacity Test”), then the requirement to provide at least 15 days prior written notice shall be extended to 45 days during the period of time that the Capacity Test is met.

(b) Producer may terminate this Agreement immediately upon notice to Bunge if Bunge has (i) breached any material representation, warranty, or obligation under this Agreement, and (ii) failed to remedy such breach within 30 days after Producer has given notice of such breach, or if such breach cannot reasonably be cured within such 30-day period, as soon as reasonably possible, but in all events within 45 days after Producer has given notice of such breach.

(c) Either Party may terminate this Agreement immediately upon notice to the other Party if (i) such other Party files a petition for adjudication as bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law; (ii) an involuntary petition under such law is filed against such other Party and is not dismissed, vacated or stayed within 60 days thereafter; or (iii) such other Party makes an assignment of all or substantially all of its assets for the benefit of its creditors.

(d) Producer acknowledges that Bunge has additional rights to terminate this Agreement as are set forth in the REG Master Agreement.

4.3 Survival. The provisions of this Agreement which expressly or by their nature survive expiration or termination of this Agreement, including, but not limited to, Sections 3, 4, 6, 7, 11 and 12, will remain in effect after the expiration or termination of this Agreement.

5. Representations and Warranties. Producer represents and warrants to Bunge that all necessary corporate or limited liability company action, as the case may be, has been taken for the authorization, execution, delivery and performance of this Agreement; the execution, delivery and performance of this Agreement by Producer does not, and will not, violate or constitute a breach of or default under any Governmental Requirement or any indenture, contract or other instrument to which Producer or its assets are bound or to which its business is subject.

6. Limitation of Liability; General Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, BUNGE MAKES NO STATUTORY, WRITTEN, ORAL, EXPRESSED OR IMPLIED WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND CONCERNING THE SERVICES PROVIDED BY BUNGE OR ITS AFFILIATES UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER BUNGE NOR ITS AFFILIATES, NOR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO

PROVIDE SERVICES BY THIS AGREEMENT), WILL BE LIABLE TO PRODUCER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES ARISING OUT OF, RELATING TO OR RESULTING FROM SERVICES PROVIDED UNDER THIS AGREEMENT OR THE FAILURE TO PROVIDE SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARISE OUT OF OR RESULT FROM THE GROSS NEGLIGENCE, INTENTIONAL BREACH OR WILLFUL MISCONDUCT OF BUNGE OR SUCH PARTY PROVIDING SERVICES (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT); PROVIDED, THAT THE AGGREGATE AMOUNT OF ALL SUCH DAMAGES UNDER THIS AGREEMENT IN ANY FISCAL YEAR WILL NOT EXCEED $200,000. THE REMUNERATION TO BE PAID FOR THE SERVICES TO BE PERFORMED REFLECTS THIS LIMITATION OF LIABILITY. IN NO EVENT WILL BUNGE OR ANY OF ITS AFFILIATES OR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT) BE LIABLE TO PRODUCER OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES.

7. Remedies.

7.1 Suspend Performance. Bunge may suspend its performance under this Agreement until Producer has paid all amounts due under this Agreement if Producer fails to pay any amount within three business days after the date when such amount is due and uncured under this Agreement.

7.2 Specific Enforcement. The Parties shall have the right and remedy to seek to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction without the necessity of posting any bond, it being acknowledged and agreed by the parties that the scope of the provisions of this Agreement are reasonable under the circumstances.

7.3 Rights Not Exclusive. No right, power or remedy conferred by this Agreement will be exclusive of any other right, power or remedy now or hereafter available to a Party at law, in equity, by statute or otherwise.

7.4 Rights in REG Master Agreement. The Parties acknowledge that Bunge has additional rights with respect to this Agreement as are set forth in the REG Master Agreement.

*** Confidential material redacted and filed separately with the Commission.

8. Force Majeure.

8.1 Definition of Force Majeure Event. Each Party is excused from performing its obligations under this Agreement to the extent that such performance is prevented by an act or event (a “Force Majeure Event”) whether or not foreseen, that: (i) is beyond the reasonable control of, and is not due to the fault or negligence of, such Party, and (ii) could not have been avoided by such Party’s exercise of due diligence, including, but not limited to, a labor controversy, strike, lockout, boycott, transportation stoppage, action of a court or public authority, fire, flood, earthquake, storm, war, civil strife, terrorist action, epidemic, or act of God; provided that a Force Majeure Event will not include economic hardship, changes in market conditions, or insufficiency of funds. Notwithstanding the foregoing sentence, a Force Majeure Event does not excuse any obligation to make any payment required by this Agreement and will not affect either Party’s right to terminate this Agreement pursuant to Section 4.2.

8.2 Conditions Regarding Force Majeure Event. A Party claiming a Force Majeure Event must: (i) use commercially reasonable efforts to cure, mitigate, or remedy the effects of its nonperformance; provided that neither Party will have any obligation hereunder to settle a strike or labor dispute; (ii) bear the burden of demonstrating its existence; and (iii) notify the other Party of the occurrence of the Force Majeure Event as quickly as reasonably possible, but no later than five business days after learning of the occurrence of the Force Majeure Event. Any Party that fails to notify the other Party of the occurrence of a Force Majeure Event as required by this Section 8.2 will forfeit its right to excuse performance of its obligations due to such Force Majeure Event. When a Party claiming a Force Majeure Event is able to resume performance of its obligations under this Agreement, it will immediately give the other Party notice to that effect and resume performance.

8.3 Third Parties; Termination. During any period that a Party claiming a Force Majeure Event is excused from performance under this Agreement, the other Party may accept performance from other parties as it may reasonably determine under the circumstances.

9. Insurance.

9.1 Other Required Coverage.

(a) Producer will maintain automobile liability insurance covering owned, hired, and non-owned vehicles against claims for bodily injury, death and property damage, with a combined single limit of not less than $***, or equivalent coverage using split limits. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds thereunder, and will be primary to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

*** Confidential material redacted and filed separately with the Commission.

(b) Producer will maintain commercial general liability insurance (including, without limitation, coverage for Contractual Liability and Products/Completed Operations) against claims for bodily injury, death and property damage, with limits of not less than $*** for each occurrence and $*** in the General and Products/Completed Operations Aggregate. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds there under, and will be primary and non-contributory to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

(c) An excess or umbrella liability policy with a limit of not less than $*** per occurrence and $*** aggregate. Such excess or umbrella liability policy shall follow form with the primary liability policies, and contain a drop-down provision in case of impairment of underlying limits.

(d) Notwithstanding the provisions of Section 9.1(b) and (c), Producer’s total coverage under both its commercial general liability insurance in Section 9.1(b) and excess or umbrella liability policy in Section 9.1(c) must have combined limits together totaling $*** for each occurrence and $*** aggregate.

(e) Worker’s Compensation insurance providing statutory benefits for injury or disease in the state(s) of operation of Producer, and Employer’s Liability with limits of at least $*** for individual injury or disease, with an aggregate of $*** for disease.

9.2 Policy Requirements. All insurance policies required by this Agreement will (a) provide coverage on an “occurrence” basis; (b) provide that no cancellation or non-renewal will be effected without giving Bunge at least thirty (30) days prior written notice, except ten (10) days notice for non-payment of premium; and (c) be valid and enforceable policies issued by insurers of recognized responsibility, properly licensed in the State where the Facility is located, with an A.M. Best’s Rating of A- or better and Class VII or better. General Liability and Excess/Umbrella Liability policies will not contain a cross-liability exclusion, or an exclusion for punitive or exemplary damages where insurable under law. Prior to the Effective Date and, thereafter, within five business days of renewal, certificates and endorsements of such insurance will be delivered to Bunge as evidence of the specified insurance coverage. From time to time, upon Bunge’s request, Producer will provide Bunge, within five business days, a certified duplicate original of any policy required to be maintained hereunder. Producer will provide Bunge at least thirty (30) days prior written notice of any material change or amendment to Producer’s policy.

10. Relationship of Parties. This Agreement creates no partnership, joint venture or other joint or mutual enterprise or undertaking created hereby and neither Party, or any of such Party’s representatives, agents or employees, will be deemed to be the representative or employee of the other Party. Except as expressly provided herein or as otherwise specifically agreed in writing, neither Party will have authority to act on behalf of or bind the other Party.

11. Governing Law; Disputes.

11.1 Governing Law. This Agreement shall be governed by the laws of the state of Illinois, without regard to principles of conflicts of laws.

11.2 Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Indemnification.

12.1 Indemnification. Producer agrees to indemnify, defend and hold Bunge and its officers, directors, employees and agents harmless from any Loss suffered or incurred by Bunge arising out of, or in any way relating to:

(a) any default by Producer of the terms of this Agreement;

(b) Producer’s use or possession or operations on or at, or any action or failure to act at, the Facility;

(c) any personal injury or property damage related to the use, possession, condition of, disposal of, physical contact with or exposure to any products manufactured at the Facility;

(d) injuries or alleged injuries suffered by Producer’s or Bunge’s employees in connection with performance under this Agreement at the Facility, whether or not under the direction of Bunge and/or the Producer; or

(e) any violation or alleged violation of this Agreement or any Governmental Requirement by Producer,

unless and to the extent such Loss was directly caused by Bunge’s gross negligence, intentional breach or willful misconduct and in each case only to the extent Bunge is not otherwise compensated for such Loss by applicable insurance (to the extent actually paid).

12.2 Definitions. For purposes of this Agreement:

(a) “Governmental Requirement” means all laws, statutes, codes, ordinances and governmental rules, regulations and requirements of any governmental authority that are applicable to the Parties, the property of the Parties or activities described in or contemplated by this Agreement.

(b) “Loss” means any claim, loss, cost, expense, liability, fine, penalty, interest, payment or damage, including but not limited to reasonable attorneys’ fees, accountants’ fees and any cost and expense of litigation, negotiation, settlement or appeal

13. Notices. All notices required or permitted under this Agreement will be in writing and will be deemed given and made: (i) if by personal delivery, on the date of such delivery, (ii) if by facsimile, on the date sent (as evidenced by confirmation of transmission by the transmitting equipment), (iii) if by nationally recognized overnight courier, on the next business day following deposit, and (iv) if by certified mail, return receipt requested, postage prepaid, on the third business day following such mailing; in each case addressed to the address or facsimile number shown below for such Party, or such other address or facsimile number as such Party may give to the other Party by notice:

If to Bunge:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Manager – Bunge Biofuels

Facsimile: (314) 292-2110

with copy to:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Counsel

Facsimile: (314) 292-2521

If to Producer:

Renewable Energy Group, Inc.

416 S. Bell Avenue, P.O. Box 888

Ames, Iowa 50010

Attn: President

Facsimile: (515) 239-8029

with copy to:

Wilcox, Polking, Gerken, Schwarzkopf & Copeland, P.C.

115 E. Lincolnway, Suite 200

Jefferson, Iowa 50129-2149

Attn: John A. Gerken

Facsimile: (515) 386-8531

14. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the Parties (or their Affiliates, successors, assignees or subcontractors to the extent set forth herein).

15. Amendments; Waiver. The Parties may amend this Agreement only by a written agreement of the Parties. No provision of this Agreement may be waived, except as expressly provided herein or pursuant to a writing signed by the Party against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or requiring the satisfaction of any condition under this Agreement, and no “course of dealing” between the Parties, operates as a waiver or estoppel of any right, remedy or condition. A waiver made in writing on one occasion is effective only in that instance and only for the purpose that it is given and is not to be construed as a waiver on any future occasion or against any other person.

16. Assignment. No Party may assign this Agreement, or assign or delegate any of its rights, interests, or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, and any purported assignment or delegation without such consent will be void, provided, that Bunge may assign this Agreement to any of its Affiliates without Producer’s prior consent. Subject to the preceding sentences in this Section 16, this Agreement binds and benefits the Parties and their respective permitted successors and assigns. As used here, the term “Affiliate” means, with respect to a Party, any other entity controlling, controlled by or under common control with the Party, with “control” for such purpose meaning either the possession, directly or indirectly, of the power to designate fifty percent (50%) or more of the Board of Directors or Managers (or similar governing body) of the entity or the ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding voting securities or voting interests.

17. Subcontracting. In connection with Bunge providing the Services, Bunge may subcontract with or otherwise retain the services of Bunge’s Affiliates, and Producer hereby consents to such subcontracting activities for purposes of Section 16 hereof. Notwithstanding any such subcontracting by Bunge to its Affiliates, Bunge shall remain liable for performance under the terms of this Agreement.

18. Severability. If a court or arbitrator with proper jurisdiction determines that any provision of this Agreement is illegal, invalid, or unenforceable, the remaining provisions of this Agreement remain in full force. The Parties will negotiate in good faith to replace such illegal, invalid, or unenforceable provision with a legal, valid, and enforceable provision that carries out the Parties’ intentions to the greatest lawful extent under this Agreement.

19. Interpretation. Each Party has been represented by counsel during the negotiation of this Agreement and agrees that any ambiguity in this Agreement will not be construed against one of the Parties.

20. Further Assurances. Each Party will execute and cause to be delivered to the other Party such instruments and other documents, and will take such other actions, as the other Party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

21. Counterparts. This Agreement may be executed by the Parties by facsimile and in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written.

BUNGE NORTH AMERICA, INC.

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT A

FEEDSTOCK SPECIFICATIONS

(to be agreed upon by the parties)

EXHIBIT B

FORM OF SALES CONFIRMATION

(to be agreed upon by the parties)

EXHIBIT A-2

FORM OF TOLLING FEEDSTOCK AGREEMENT

THIS FEEDSTOCK PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of                      (“Effective Date”) by and among                      (“Owner”), REG Marketing & Logistics Group, LLC, an Iowa limited liability company (“Producer”) and Bunge North America, Inc., a New York corporation (“Bunge”) (each of Owner, Producer and Bunge, a “Party” and collectively, the “Parties”).

RECITALS

A. Producer has and will enter into one or more toll processing agreements (collectively, “Tolling Agreement”) with Owner for the processing of biodiesel at Owner’s biodiesel production facility located in the                      (the “Facility”).

B. Bunge, Renewable Energy Group, Inc. and Producer are parties to that certain Master Service Agreement dated May 8, 2009 (the “REG Master Agreement”).

C. Producer desires to engage Bunge to purchase supplies of corn oil, animal fat or other products as feedstock (“Feedstock”) for resale to Producer for biodiesel production at the Facility in accordance with the terms set forth in this Agreement.

D. The Parties desire to purchase and sell Feedstock in accordance with the fees, payment, delivery and other terms set forth in this Agreement.

AGREEMENT

Now, therefore, the Parties agree as follows:

1. Feedstock Purchase and Resale.

1.1 Feedstock Transactions. Subject to the terms of this Agreement, Bunge will purchase Feedstock from Feedstock suppliers for resale to Producer, and Producer will purchase from Bunge such Feedstock during the Term (as hereinafter defined) (the “Services”). Notwithstanding anything contained herein to the contrary, Bunge shall have no liability to Owner for any obligations of Producer under the Tolling Agreement.

1.2 Sole Provider of Services. Subject to the terms of this Agreement, Producer agrees during the Term to use Bunge as the sole provider of the Services described in this Agreement and not to engage any other third party to provide such Services. Notwithstanding the foregoing sentence, Producer shall be allowed to purchase Feedstock directly from the actual producer of Feedstock on Producer’s own behalf; provided, Producer may only use internally generated funds of Renewable Energy Group, Inc. (“REG”) or an Affiliate of REG or funds obtained from REG’s or an REG Affiliate’s senior secured credit facilities in connection with such transactions.

2. Feedstock Procurement.

2.1 Location of Feedstock Transactions.

(a) Producer and/or Producer’s Affiliates shall be responsible for locating and negotiating the terms of transactions with Feedstock suppliers (including price and terms of sale) (each a “Feedstock Transaction”). No Feedstock supplier shall be an Affiliate of Producer or Renewable Energy Group, Inc. without the prior consent of Bunge. Producer shall consult with Bunge periodically with respect to such activities and shall consult with Bunge with respect to the terms of and negotiations with respect to such transactions. Producer or Producer’s Affiliate may present to Bunge any such Feedstock Transaction that is acceptable to Producer and all accompanying information relating to such Feedstock Transaction to allow Bunge to evaluate the Feedstock Transaction. Upon presentation of any Feedstock Transaction to Bunge, Bunge will have a period of up to 24 hours to review the Feedstock Transaction and determine whether it will agree to enter into such Feedstock Transaction. Bunge’s determination as to whether it will agree to enter into any Feedstock Transaction or decline to enter into a Feedstock Transaction shall be in Bunge’s sole and absolute discretion and, except as expressly provided in Section 6, Bunge shall have no liability to Producer or Owner with respect to such determination. If Bunge has declined to enter into such Feedstock Transaction, then such Feedstock Transaction shall not be subject to the terms of this Agreement.

(b) All Feedstock which Producer purchases on its own behalf shall be stored separately from any Bunge-Owned Volumes (as that term is hereinafter defined) so that Bunge-Owned Volumes are and at all times remain readily identifiable and fully distinguishable from any other Feedstock stored at the Facility and neither Producer nor Owner shall commingle any other Feedstock with any Bunge-Owned Volumes. Any violation of the immediately preceding sentence shall be deemed to be a material breach of this Agreement. Owner hereby grants Bunge and its agents the non-exclusive right, privilege, right of way and easement for the purpose of access, ingress and egress by trucks and other vehicles in a manner and at times reasonably necessary and convenient for Bunge to inspect any and all Feedstock stored at the Facility to ensure there is no commingling and that the Bunge-Owned Volumes are and at all times remain readily identifiable and fully distinguishable from any and all other Feedstock stored at the Facility.

2.2 Production Estimates. At least 30 days before the beginning of each calendar month during the Term, Producer will deliver to Bunge a written estimate of its anticipated Feedstock requirements and biodiesel production volumes for the Facility for the 90 day period beginning on the first day of such month.

2.3 Resale of Feedstock.

(a) Contracting and Sales Confirmations. If Bunge accepts a Feedstock Transaction pursuant to Section 2.1, Bunge will execute in its own name and on its own behalf a sales contract for the purchase of the Feedstock (each, a “Contract”) from the applicable feedstock supplier upon the terms presented by Producer to Bunge. Effective as of 1:15 pm Central Time on each business day during the Term, Producer and Bunge shall enter into a sales confirmation evidencing the sale by Bunge to Producer of all Feedstock (“Contracted Feedstock Volume”) covered by any Contract that Bunge has entered into since 1:16 pm Central Time on the most recent preceding business day. Each such sales confirmation shall be in the form attached hereto as Exhibit B (each, a “Sales Confirmation”) and shall set the applicable per pound sale price (each, a “Confirmed Sale Price”) equal to the price set forth in the applicable Contract. Producer shall bear any freight or other transportation costs for shipment of Feedstock to the Facility where the delivery terms are FOB supplier’s location, and any such costs shall be set forth in the Sales Confirmation. In no event with Bunge be responsible for any freight or other transportation costs for shipment of Feedstock to the Facility. The cost of any demurrage for transportation of Feedstock shall be passed along by Bunge and charged to Producer. No Sales Confirmation may alter the terms of this Agreement. To the extent that the terms of a Sales Confirmation conflict with the terms of this Agreement, the terms of this Agreement shall control.

(b) Delivery Location; Shrinkage. The place of delivery for all Feedstock provided by Bunge pursuant to this Agreement will be the Facility (the “Delivery Destination”). Bunge will cause Feedstock to be delivered via truck or rail to the extent that the Delivery Destination has appropriate receiving facilities. Bunge, its agents, and the counterparties to Contracts will be given access to the Delivery Destinations in a manner and at times reasonably necessary and convenient for performance under this Agreement. The Parties acknowledge that Bunge shall cause the delivery of Feedstock to the Delivery Destination by providing for such delivery pursuant to the terms of the Contracts. Producer and not Bunge shall be responsible for and bear the cost of any differences between the volume of Feedstock purchased by Bunge pursuant to a Contract and the corresponding volume of Feedstock upon arrival at the Delivery Destination or in storage pursuant to the applicable Sales Confirmation (any such difference, “Shrinkage”). Bunge shall not be in violation of this Agreement to the extent that a feedstock supplier fails to deliver Feedstock in accordance with a Contract (unless such default was as the result of Bunge’s breach of the Contract or Bunge’s gross negligence or intentional misconduct). Upon any such default by a feedstock supplier or upon the occurrence of any Shrinkage, Bunge shall pursue any available remedy against the feedstock supplier or freight carrier for such default or Shrinkage upon request of Producer and Producer and Owner shall reimburse all costs and expenses of Bunge (including, without limitation, reasonable attorney fees) associated therewith.

(c) Unloading. Producer will direct (or Producer will cause the Owner to direct) the unloading and receiving of all Feedstock purchased hereunder. All labor and equipment necessary to unload Feedstock delivered by or on behalf of Bunge pursuant to Contracts will be supplied by Producer (or Owner) without additional charge to Bunge. Producer agrees to handle (or cause the Owner to handle) the unloading and receiving of all Feedstock in a good and workmanlike manner in accordance with Bunge’s reasonable requirements and normal industry practice. Producer will maintain or cause the Owner to maintain (at Producer’s own expense) receiving facilities at the Delivery Destination in accordance with applicable laws and regulations and in safe operating condition in accordance with normal industry standards. Producer will be responsible for any additional costs to Bunge resulting from any breach by Producer to meet its obligations set forth in this Section 2.3(c). If Producer or Owner fails to unload or receive a quantity of Feedstock that is scheduled for delivery to a Delivery Destination pursuant to a Contract or otherwise causes Bunge to be in default under the terms of a Contract (either, a “Producer Default”), Bunge will utilize commercially reasonable efforts to mitigate or remedy such Producer Default after consultation with Producer. Such efforts may include, without limitation, Bunge arranging for the storage of Feedstock by a feedstock supplier for which Producer or Owner failed to take delivery to delay the purchase of Feedstock pursuant to a Contract, directing delivery of such Feedstock to another facility or selling such Feedstock to a third party. Producer and Owner will, jointly and severally, defend, indemnify and hold Bunge harmless for, all costs, liabilities and expenses of Bunge incurred in connection with any Producer Default, including, without limitation, reasonable attorney fees, storage costs, price adjustments, rail/truck demurrage and freight costs.

(d) Receiving Agent; Title; Storage. Bunge hereby appoints Producer as its receiving agent to take delivery, on Bunge’s behalf, of all Contracted Feedstock Volumes delivered to the Delivery Destination and Producer hereby accepts such appointment. Risk of loss, and responsibility for the quality of Contracted Feedstock Volume will pass to Producer upon unloading the Contracted Feedstock Volume at the Delivery Destination, but title to Contracted Feedstock Volumes will remain in Bunge and will not pass to Producer until Producer pays the applicable Confirmed Sale Price to Bunge in accordance with Section 3.1 (prior to title passing to Producer, such unloaded Contracted Feedstock Volumes are “Bunge-Owned Volumes”). Owner and Producer will allow Bunge to store all Bunge-Owned Volumes at the applicable Delivery Destination free of additional charge to Bunge in storage containers that are segregated and committed solely to Bunge-Owned Volumes until (a) title to a Bunge-Owned Volume passes to Producer, or (b) Bunge removes a Bunge-Owned Volume from such location. Notwithstanding anything contained in this Agreement or a Sales Confirmation to the contrary, Bunge may at any time during the Term remove any or all Bunge-Owned Volumes from the Facility. Owner hereby grants Bunge and its agents the non-exclusive right, privilege, right of way and easement for the purpose of access, ingress and egress by trucks and other vehicles in a manner and at times reasonably necessary and convenient for Bunge to remove any or all Bunge-Owned Volumes, including access to rail and truck loadout equipment. Bunge shall act in a reasonably careful manner in removing such Bunge-Owned Volumes so as not to cause damage to Owner’s property. Bunge shall be entitled, but shall not be required, to post a sign or other notice reasonably acceptable to Producer to put third parties on notice that certain Contracted Feedstock Volumes are Bunge-Owned Volumes.

(e) Feedstock Specifications. Prior to unloading, Producer will have the right to inspect and reject any Feedstock delivery that does not meet the “Feedstock Specifications” set forth in Exhibit A to this Agreement; provided, that Producer may have Owner perform such inspection pursuant to the Tolling Agreement. Notwithstanding anything contained in this Agreement to the contrary, Bunge will not be responsible for any failure of Feedstock to comply with the terms of this Agreement, a Sales Confirmation or any Contract. If any Feedstock supplied under this Agreement fails to comply with the Feedstock Specifications, a Sales Confirmation or any Contract, then Producer’s exclusive remedy and recourse against Bunge

(including under any Sales Confirmation) will be to exercise any remedy which Bunge may have against the feedstock producer, such as rejecting non-compliant Feedstock, on Bunge’s behalf as Bunge’s agent under the terms of any Contract (and provide Bunge with written notice of such exercise) prior to Producer unloading the Feedstock. Bunge will have no liability to Owner under the Tolling Agreement for any non-compliant Feedstock. Bunge will pursue any available remedy under a Contract against the feedstock supplier for such non-conformance with the terms of this Agreement, a Sales Confirmation or any Contract upon request of Producer and Producer shall reimburse all costs and expenses of Bunge (including, without limitation, reasonable attorney fees) associated therewith. Any failure by Producer to provide written notice of rejection as set forth in this Section 2.3(e) will be deemed an absolute and unconditional waiver of its rejection right and any claims relating to such Feedstock. At Bunge’s request, Producer will promptly deliver to Bunge a representative sample of any rejected Feedstock.

2.4 Services, Weights, and Quality.

(a) Weight Certificates. Except as contemplated by Section 2.4(b), the inbound weight certificates generated pursuant to Section 2.4(b) will determine the quantity of Feedstock for which Producer is obligated to pay pursuant to Article 3.

(b) Scales. Bunge may cause to be delivered Feedstock that may have origin official weights. In such event, Bunge will timely notify Producer and the origin official weights of such Feedstock will govern. In the event Bunge causes to be delivered Feedstock that has estimated origin weights, Producer will (or Producer will cause Owner to) determine the weight of such Feedstock delivered by Bunge to the Delivery Destination using scales at the Delivery Destination; provided, that, to the extent Owner does not have scales at a Delivery Destination to determine the weight of Feedstock delivered by rail, then such estimated weights shall govern. Owner shall maintain (at its expense) the accuracy of such scales and ensure that they are inspected and certified as required by applicable law. Upon Bunge’s request, Producer will promptly provide Bunge with copies of all scale certifications. Bunge may, at its sole expense, test the accuracy of such scales. If the scales at a Delivery Destination are unavailable or inoperable, any scales certified as required by applicable law may be used, at Producer’s sole cost and expense, until the scales at a Delivery Destination are available and operable.

2.5 Owner’s Obligations. During the Term, Owner agrees not to enter into any tolling agreement without Bunge’s prior written consent. To the extent Owner enters into any tolling agreement with a third party, Owner agrees to segregate any feedstock owned by such other third party from feedstock of Producer. Owner hereby waives any lien or security interest (statutory or otherwise) which Owner may claim or hold on any Feedstock purchased by Bunge hereunder or any Feedstock owned by REG.

3. Title to Feedstock; Price and Payment.

3.1 Producer’s Request for Feedstock. Producer shall provide Bunge with 24 hour prior written notice when Producer desires to purchase from Bunge a volume of Feedstock. Producer shall pay the applicable Confirmed Sale Price in accordance with Section 3.2 for such volume of Feedstock within such 24-hour time period but prior to removing any Bunge-Owned

Volumes from storage or otherwise using Feedstock of Bunge in its operations. Title to Bunge-Owned Volumes shall pass to Producer upon Producer’s payment of the applicable Confirmed Sale Price in full and removal of the Feedstock from shipment or storage. Neither Producer nor Owner shall have any right to remove any Bunge-Owned Volumes from storage or otherwise use Feedstock of Bunge in its operations until Producer has paid the applicable Confirmed Sale Price in full.

3.2 Payments. Interest will accrue on amounts past due at a rate per annum equal to the lesser of (a) Seven and One-Half
(7- 1/2%) per annum over and above the LIBOR Rate (which rate shall fluctuate as and when the LIBOR Rate shall change but which rate shall not be less than Thirteen Percent (13%) per annum) and (b) the highest rate permitted by law. All amounts due to Bunge under this Agreement will be paid without setoff, counterclaim or deduction. “LIBOR Rate” means the daily average of interbank offered rates for US Dollar deposits in the London market based on quotations at major banks, as published under the heading “London Interbank Offered Rates (LIBOR)” in the “Money Rates” column of The Wall Street Journal for the one month maturity.

3.3 Tax. For purposes of personal property taxation and/or assessment or other similar taxation, if any, any tax assessed on Feedstock acquired by Bunge will be the responsibility of Producer, and at no time will Bunge be responsible for the payment of any such tax.

3.4 Additional Fees. The Parties acknowledge that fees payable with respect to the Services performed hereunder shall be paid to Bunge pursuant to the REG Master Agreement.

4. Term and Termination.

4.1 Term. The initial term of this Agreement will begin upon execution of this Agreement by both Parties and, unless earlier terminated in accordance with the terms hereof, will expire upon the third anniversary of the Effective Date. Unless earlier terminated in accordance with this Agreement, this Agreement will automatically renew for successive three-year terms thereafter unless either Party gives written notice to the other Party of its election not to renew, no later than 180 days prior to the expiration of the initial term or the then current renewal term, as applicable. The “Term” will be the total of the initial term of this Agreement and any renewal terms.

4.2 Termination Rights.

(a) Bunge may terminate this Agreement (i) immediately upon notice to Producer and Owner if Producer or Owner has breached any material representation, warranty, or obligation under this Agreement (including the failure to make any payment within 3 days of when due), (ii) at any time, with or without cause, upon at least 15 days prior written notice to Producer and Owner; provided, that if at any time the four month rolling average of production of Producer’s Biodiesel at the Facility is greater than forty percent (40%) of the nameplate capacity for such Facility (“Capacity Test”), then the requirement to provide at least 15 days prior written notice shall be extended to 45 days during the period of time that the Capacity Test is met, and/or (iii) immediately upon termination of the Tolling Agreement.

(b) Producer may terminate this Agreement immediately upon notice to Bunge if Bunge has (i) breached any material representation, warranty, or obligation under this Agreement, and (ii) failed to remedy such breach within 30 days after Producer has given notice of such breach, or if such breach cannot reasonably be cured within such 30-day period, as soon as reasonably possible, but in all events within 45 days after Producer has given notice of such breach.

(c) Producer and Owner, on the one hand as a Party, and Bunge, on the other hand as a Party, may terminate this Agreement immediately upon notice to the other Party if (i) such other Party (and with respect to Producer or Owner, either or both) files a petition for adjudication as bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law; (ii) an involuntary petition under such law is filed against such other Party (and with respect to Producer or Owner, either or both) and is not dismissed, vacated or stayed within 60 days thereafter; or (iii) such other Party (and with respect to Producer or Owner, either or both) makes an assignment of all or substantially all of its assets for the benefit of its creditors.

(d) Producer and Owner acknowledge that Bunge has additional rights to terminate this Agreement as are set forth in the REG Master Agreement.

(e) Owner may terminate this Agreement upon 10 days notice to Bunge and Producer (i) if the Tolling Agreement terminates without renewal or replacement thereof, (ii) if the Agreement and Plan of Merger by and among the Owner, Renewable Energy Group, Inc., REG Newco, Inc. and REG Danville, LLC dated May 11, 2009 (the “Merger Agreement”) terminates, and (iii) if the Closing under the Merger Agreement has not occurred by January 8, 2010.

4.3 Survival. The provisions of this Agreement which expressly or by their nature survive expiration or termination of this Agreement, including, but not limited to, Sections 3, 4, 6, 7, 11 and 12, will remain in effect after the expiration or termination of this Agreement.

5. Representations and Warranties. Producer and Owner represent and warrant to Bunge that all necessary corporate or limited liability company action, as the case may be, has been taken for the authorization, execution, delivery and performance of this Agreement; the execution, delivery and performance of this Agreement by Producer and Owner does not, and will not, violate or constitute a breach of or default under any Governmental Requirement or any indenture, contract or other instrument to which Producer or Owner, or their respective assets, are bound or to which their respective businesses are subject.

6. Limitation of Liability; General Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, BUNGE MAKES NO STATUTORY, WRITTEN, ORAL, EXPRESSED OR IMPLIED WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND CONCERNING THE SERVICES PROVIDED BY BUNGE OR ITS AFFILIATES UNDER

THIS AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER BUNGE NOR ITS AFFILIATES, NOR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT), WILL BE LIABLE TO PRODUCER, OWNER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES ARISING OUT OF, RELATING TO OR RESULTING FROM SERVICES PROVIDED UNDER THIS AGREEMENT OR THE FAILURE TO PROVIDE SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARISE OUT OF OR RESULT FROM THE GROSS NEGLIGENCE, INTENTIONAL BREACH OR WILLFUL MISCONDUCT OF BUNGE OR SUCH PARTY PROVIDING SERVICES (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT); PROVIDED, THAT THE AGGREGATE AMOUNT OF ALL SUCH DAMAGES UNDER THIS AGREEMENT IN ANY FISCAL YEAR WILL NOT EXCEED $200,000. THE REMUNERATION TO BE PAID FOR THE SERVICES TO BE PERFORMED REFLECTS THIS LIMITATION OF LIABILITY. IN NO EVENT WILL BUNGE OR ANY OF ITS AFFILIATES OR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT) BE LIABLE TO PRODUCER, OWNER OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES.

7. Remedies.

7.1 Suspend Performance. Bunge may suspend its performance under this Agreement until Producer has paid all amounts due under this Agreement if Producer fails to pay any amount within three business days after the date when such amount is due and uncured under this Agreement.

7.2 Specific Enforcement. The Parties shall have the right and remedy to seek to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction without the necessity of posting any bond, it being acknowledged and agreed by the parties that the scope of the provisions of this Agreement are reasonable under the circumstances.

7.3 Rights Not Exclusive. No right, power or remedy conferred by this Agreement will be exclusive of any other right, power or remedy now or hereafter available to a Party at law, in equity, by statute or otherwise.

7.4 Rights in REG Master Agreement. The Parties acknowledge that Bunge has additional rights with respect to this Agreement as are set forth in the REG Master Agreement.

8. Force Majeure.

8.1 Definition of Force Majeure Event. Each Party is excused from performing its obligations under this Agreement to the extent that such performance is prevented by an act or event (a “Force Majeure Event”) whether or not foreseen, that: (i) is beyond the reasonable

*** Confidential material redacted and filed separately with the Commission.

control of, and is not due to the fault or negligence of, such Party, and (ii) could not have been avoided by such Party’s exercise of due diligence, including, but not limited to, a labor controversy, strike, lockout, boycott, transportation stoppage, action of a court or public authority, fire, flood, earthquake, storm, war, civil strife, terrorist action, epidemic, or act of God; provided that a Force Majeure Event will not include economic hardship, changes in market conditions, or insufficiency of funds. Notwithstanding the foregoing sentence, a Force Majeure Event does not excuse any obligation to make any payment required by this Agreement and will not affect either Party’s right to terminate this Agreement pursuant to Section 4.2.

8.2 Conditions Regarding Force Majeure Event. A Party claiming a Force Majeure Event must: (i) use commercially reasonable efforts to cure, mitigate, or remedy the effects of its nonperformance; provided that neither Party will have any obligation hereunder to settle a strike or labor dispute; (ii) bear the burden of demonstrating its existence; and (iii) notify the other Party of the occurrence of the Force Majeure Event as quickly as reasonably possible, but no later than five business days after learning of the occurrence of the Force Majeure Event. Any Party that fails to notify the other Party of the occurrence of a Force Majeure Event as required by this Section 8.2 will forfeit its right to excuse performance of its obligations due to such Force Majeure Event. When a Party claiming a Force Majeure Event is able to resume performance of its obligations under this Agreement, it will immediately give the other Party notice to that effect and resume performance.

8.3 Third Parties; Termination. During any period that a Party claiming a Force Majeure Event is excused from performance under this Agreement, the other Party may accept performance from other parties as it may reasonably determine under the circumstances.

9. Insurance.

9.1 Other Required Coverage.

(a) Producer and Owner will maintain automobile liability insurance covering owned, hired, and non-owned vehicles against claims for bodily injury, death and property damage, with a combined single limit of not less than $***, or equivalent coverage using split limits. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds thereunder, and will be primary to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

(b) Producer and Owner will maintain commercial general liability insurance and property casualty insurance (including, without limitation, coverage for Contractual Liability and Products/Completed Operations) against claims for bodily injury, death and property damage (including damage to Feedstock), with limits of not less than $*** for each occurrence and $*** in the General and Products/Completed Operations Aggregate. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds there under, and will be primary and non-contributory to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

*** Confidential material redacted and filed separately with the Commission.

(c) An excess or umbrella liability policy with a limit of not less than $*** per occurrence and $*** aggregate. Such excess or umbrella liability policy shall follow form with the primary liability policies, and contain a drop-down provision in case of impairment of underlying limits.

(d) Notwithstanding the provisions of Section 9.1(b) and (c), Producer’s and Owner’s total coverage under both of their respective commercial general liability insurance in Section 9.1(b) and excess or umbrella liability policy in Section 9.1(c) must have combined limits together totaling $*** for each occurrence and $*** aggregate.

(e) Worker’s Compensation insurance providing statutory benefits for injury or disease in the state(s) of operation of Producer and Owner, and Employer’s Liability with limits of at least $*** for individual injury or disease, with an aggregate of $*** for disease.

9.2 Policy Requirements. All insurance policies required by this Agreement will (a) provide coverage on an “occurrence” basis; (b) provide that no cancellation or non-renewal will be effected without giving Bunge at least thirty (30) days prior written notice, except ten (10) days notice for non-payment of premium; and (c) be valid and enforceable policies issued by insurers of recognized responsibility, properly licensed in the State where the Facility is located, with an A.M. Best’s Rating of A- or better and Class VII or better. General Liability and Excess/Umbrella Liability policies will not contain a cross-liability exclusion, or an exclusion for punitive or exemplary damages where insurable under law. Prior to the Effective Date and, thereafter, within five business days of renewal, certificates and endorsements of such insurance will be delivered to Bunge as evidence of the specified insurance coverage. From time to time, upon Bunge’s request, Producer and Owner will provide Bunge, within five business days, a certified duplicate original of any policy required to be maintained hereunder. Producer and Owner will provide Bunge at least thirty (30) days prior written notice of any material change or amendment to a policy.

10. Relationship of Parties. This Agreement creates no partnership, joint venture or other joint or mutual enterprise or undertaking created hereby and neither Party, or any of such Party’s representatives, agents or employees, will be deemed to be the representative or employee of the other Party. Except as expressly provided herein or as otherwise specifically agreed in writing, neither Party will have authority to act on behalf of or bind the other Party.

11. Governing Law; Disputes.

11.1 Governing Law. This Agreement shall be governed by the laws of the state of Illinois, without regard to principles of conflicts of laws.

11.2 Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Indemnification.

12.1 Indemnification. Producer and Owner agree, jointly and severally, to indemnify, defend and hold Bunge and its officers, directors, employees and agents harmless from any Loss suffered or incurred by Bunge arising out of, or in any way relating to:

(a) any default by Producer or Owner of the terms of this Agreement;

(b) Producer’s use or possession or operations on or at, or any action or failure to act at, the Facility;

(c) any personal injury or property damage related to the use, possession, condition of, disposal of, physical contact with or exposure to any products manufactured at the Facility;

(d) injuries or alleged injuries suffered by Producer’s, Owner’s or Bunge’s employees in connection with performance under this Agreement at the Facility, whether or not under the direction of Bunge, Owner and/or the Producer; or

(e) any violation or alleged violation of this Agreement or any Governmental Requirement by Producer,

unless and to the extent such Loss was directly caused by Bunge’s gross negligence, intentional breach or willful misconduct and in each case only to the extent Bunge is not otherwise compensated for such Loss by applicable insurance (to the extent actually paid).

12.2 Definitions. For purposes of this Agreement:

(a) “Governmental Requirement” means all laws, statutes, codes, ordinances and governmental rules, regulations and requirements of any governmental authority that are applicable to the Parties, the property of the Parties or activities described in or contemplated by this Agreement.

(b) “Loss” means any claim, loss, cost, expense, liability, fine, penalty, interest, payment or damage, including but not limited to reasonable attorneys’ fees, accountants’ fees and any cost and expense of litigation, negotiation, settlement or appeal

13. Notices. All notices required or permitted under this Agreement will be in writing and will be deemed given and made: (i) if by personal delivery, on the date of such delivery, (ii) if by facsimile, on the date sent (as evidenced by confirmation of transmission by the transmitting equipment), (iii) if by nationally recognized overnight courier, on the next business day following deposit, and (iv) if by certified mail, return receipt requested, postage prepaid, on the third business day following such mailing; in each case addressed to the address or facsimile number shown below for such Party, or such other address or facsimile number as such Party may give to the other Party by notice:

If to Bunge:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Manager – Bunge Biofuels

Facsimile: (314) 292-2110

with copy to:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Counsel

Facsimile: (314) 292-2521

If to Producer:

REG Marketing & Logistics Group, LLC

c/o Renewable Energy Group, Inc.

416 S. Bell Avenue, P.O. Box 888

Ames, Iowa 50010

Attn: President

Facsimile: (515) 239-8029

with copy to:

Wilcox, Polking, Gerken, Schwarzkopf & Copeland, P.C.

115 E. Lincolnway, Suite 200

Jefferson, Iowa 50129-2149

Attn: John A. Gerken

Facsimile: (515) 386-8531

If to Owner:

Blackhawk Biofuels, LLC

210 W. Spring Street

Freeport, Illinois 61032

Attn: Chairman

Facsimile: (815) 235-4727

with copy to:

Lindquist & Vennum PLLP

4200 IDS Center

80 South 8th Street

Minneapolis, Minnesota 55402-2205

Attn: Dean R. Edstrom

Facsimile: (612) 371-3207

14. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the Parties (or their Affiliates, successors, assignees or subcontractors to the extent set forth herein).

15. Amendments; Waiver. The Parties may amend this Agreement only by a written agreement of the Parties. No provision of this Agreement may be waived, except as expressly provided herein or pursuant to a writing signed by the Party against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or requiring the satisfaction of any condition under this Agreement, and no “course of dealing” between the Parties, operates as a waiver or estoppel of any right, remedy or condition. A waiver made in writing on one occasion is effective only in that instance and only for the purpose that it is given and is not to be construed as a waiver on any future occasion or against any other person.

16. Assignment. No Party may assign this Agreement, or assign or delegate any of its rights, interests, or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, and any purported assignment or delegation without such consent will be void, provided, that Bunge may assign this Agreement to any of its Affiliates without Producer’s prior consent. Subject to the preceding sentences in this Section 16, this Agreement binds and benefits the Parties and their respective permitted successors and assigns. As used here, the term “Affiliate” means, with respect to a Party, any other entity controlling, controlled by or under common control with the Party, with “control” for such purpose meaning either the possession, directly or indirectly, of the power to designate fifty percent (50%) or more of the Board of Directors or Managers (or similar governing body) of the entity or the ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding voting securities or voting interests.

17. Subcontracting. In connection with Bunge providing the Services, Bunge may subcontract with or otherwise retain the services of Bunge’s Affiliates, and Producer and Owner hereby consent to such subcontracting activities for purposes of Section 16 hereof. Notwithstanding any such subcontracting by Bunge to its Affiliates, Bunge shall remain liable for performance under the terms of this Agreement.

18. Severability. If a court or arbitrator with proper jurisdiction determines that any provision of this Agreement is illegal, invalid, or unenforceable, the remaining provisions of this Agreement remain in full force. The Parties will negotiate in good faith to replace such illegal, invalid, or unenforceable provision with a legal, valid, and enforceable provision that carries out the Parties’ intentions to the greatest lawful extent under this Agreement.

19. Interpretation. Each Party has been represented by counsel during the negotiation of this Agreement and agrees that any ambiguity in this Agreement will not be construed against one of the Parties.

20. Further Assurances. Each Party will execute and cause to be delivered to the other Party such instruments and other documents, and will take such other actions, as the other Party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

21. Counterparts. This Agreement may be executed by the Parties by facsimile and in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written.

BUNGE NORTH AMERICA, INC.	REG MARKETING & LOGISTICS GROUP, LLC

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title:

EXHIBIT A

FEEDSTOCK SPECIFICATIONS

Definitions of Tallow and Grease Specifications

All analytical tests are to be performed in accordance with the American Oil Chemists’ Society (AOCS) methods.

TITRE:	The Titre determines the solidification point of fatty acids and is expressed in degrees centigrade (°C). For practical purposes the Titre can be considered as a measure of the hardness or softness of the material in question.

F.F.A.:	Means Free Fatty Acid. It is customarily reported in percentage of Oleic Acid.

FAC:	Stands for Fat Analysis Committee. This method determines the color of Fats and Oils by comparison with AOCS FAC color standards.

R&B Color:	Is the color after Refining and Bleaching and is expressed in terms of Red on a 5 1/4 inch cell or tube of AOCS methods.

M.E./K.:	Peroxide Value is expressed in Milli Equivalents per Kilo and is a measure of Fat Oxidation.

M.I.U.:	These common tests often grouped together and referred to as MIU content are:

(M)Moisture and Volatile Matter

(I)Insoluble Impurities

(U) Unsaponifiable Matter

All three are reported as percentages and serve to measure the amount of non-fatty matter present.

I.V.:	Stands for Iodine Value. The iodine value is a measure of the unsaturation of fats and oils and is expressed in terms of the number of centigrams of iodine absorbed per gram of sample. The iodine value of fat is another method of measuring the hardness or softness of fat.

Standard Grades Specifications, and Quality Tolerances for Tallows and Greases

Rule 7. The standard grades of tallows and greases as set forth below are the official American Fats and Oils Association export and domestic grades. The specifications therefore shall govern trading in tallow and greases under these rules unless the written contract specifically provides otherwise.

Grade		Specifications
		Titre	FFA	FAC	R&B	MIU
		min.	max.	max.	max.
1)	Edible Tallow	41.0	0.75	3	none	*

2)	Lard (Edible)	38.0	0.50	**	none	*

3)	Top White Tallow	41.0	2	5	0.5	1

4)	All Beef Packer Tallow	42.0	2	none	0.5	1

5)	Extra Fancy Tallow	41.0	3	5	none	1

6)	Fancy Tallow	40.5	4	7	none	1

7)	Bleachable Fancy Tallow	40.5	4	none	1.5	1

8)	Prime Tallow	40.5	6	13-11B	none	1

9)	Special Tallow	40.0	10	21	none	1

10)	No. 2 Tallow	40.0	35	none	none	2

11)	“A” Tallow	39.0	15	39	none	2

12)	Choice White Grease	36.0	4	13-11B	none	1

13)	Yellow Grease	***	****	39	none	2

14)	“Technical Tallow (inedible)” as Grade 1A	41.0	0.75	3	none	*

*	Moisture maximum 0.20%. Insoluble Impurities maximum 0.05%
**	Lovibond Color 5 1/4 inch cell – Max. 1.5 Red. Lard Peroxide Value 4.0 ME/K Max.
***	Titre minimum, when required, to be negotiated between buyer and seller on a contract by contract basis.
****	FFA Maximum, when required, to be negotiated between buyer and seller on a contract by contract basis.

Settlement for Deficiency of Specifications

Rule 8. Should any tender, other than a tender of Top White Tallow, or All Beef Packer Tallow, not meet contractual specifications, the following adjustments will be made, unless otherwise provided in the contract:

TITRE: The seller shall allow the buyer 0.2% of contract price for each 0.1°C. titre deficiency, fractions in proportion. The buyer may reject the tender when titre deficiency exceeds 0.5°C.

F.F.A.:

A)	Where a contract specifies an FFA maximum of less that 10%, the seller shall allow the buyer 2% of contract price for each 1% of excess FFA, fractions in proportion, however, the buyer may reject the tender if the FFA exceeds the contractual limit by more than 2.0% FFA.

B)	Where the contract specifies an FFA maximum of 10% or more, the seller shall allow the buyer 1% of contract price for each 1% of excess FFA, fractions in proportion, however, the buyer may reject the tender if the FFA exceeds the contractual limit by more than 5.0% FFA.

FAC Color: The seller shall allow the buyer 2% of contract price should the FAC color be one shade darker that the FAC color specified in the contract, however, if the FAC color is darker by 2 shades or more, the buyer may reject the tender.

R&B Color: The seller shall allow the buyer 2% of contract price for each excessive 0.5 Red, fractions in proportion, however, if the R&B Color exceeds the contractual limit by more than 0.5 Red, the buyer may reject the tender.

M.I.U.: The seller shall allow the buyer 1% of contract price for each 1% of excess M.I.U., fractions in proportion, however, the buyer may reject the tender should the MIU exceed 2% when the contractual limit is 1% and 4% when the contractual limit is 2%. No premium will be due to the seller for analytical results below the contractual limits.

Rule 9. Top White Tallow and All Beef Packer Tallow—Should any tender be deficient in contractual quality specifications, settlement shall be made in accordance with provisions set forth in Rule 8, however, the tender may be rejected if the titre deficiency exceeds 0.5°C from contract specifications; or if the FFA exceeds 2.5%; or if the R&B color exceeds 0.6 Red; or if the total M.I.U. exceeds 1%.

Rule 10. Edible Tallow and Lard (Edible)—Should any tender be deficient in contractual quality specifications, settlement shall be made in accordance with provisions set forth in Rule 8, however, the tender may be rejected if:

Edible Tallow

Titre deficiency exceeds 0.5°C, or

FFA exceeds 1%, or

FAC color exceeds 3, or

Insoluble impurities exceed 0.10%, or

Moisture exceeds 0.20%

Lard (Edible)

Titre deficiency exceeds 0.5°C, or

FFA exceeds 0.5%, or

Lovibond color exceeds 1.5 Red, or

Peroxide Value exceeds 4.0 ME/K or

Insoluble impurities exceed 0.05%, or

Moisture exceeds 0.20%.

Rule 11. No claim for deficiency in specifications or weights need be recognized unless made within thirty (30) days after the date of the applicable survey report on initial claims, and if the transaction is part of a chain, within fifteen (15) days after receipt of the survey report by each subsequent buyer. All uncontested claims shall be paid or settled within thirty (30) days of the receipt of the claim by the original shipper, and of the transaction is part of a chain, within fifteen (15) days of the receipt of a claim by an intermediate shipper or buyer.

Rule 12. When animal tallow and grease tendered are rejectable in accordance with these rules, the buyer, at his option, may reject the material or may accept the material at an allowance to be agreed upon, or, if not agreed upon, then as may be fixed by arbitration as provided in these rules.

EXHIBIT B

FORM OF SALES CONFIRMATION

SALES CONFIRMATION

Bunge North America, Inc. “Bunge”	Date:
11720 Borman Drive
St. Louis, Missouri 63146

REG Marketing & Logistics Group, LLC “Producer”

416 S. Bell Avenue, P.O. Box 888

Ames, Iowa 50010

The following confirms the sale of Feedstock from Bunge to Producer in accordance with Section 2.3 of that certain Feedstock Purchase and Sale Agreement between Bunge and Producer dated as of                      (the “FPSA”). Bunge hereby agrees to sell, and Producer hereby agrees to purchase, in the amounts and on the terms and conditions hereinafter set forth, the following:

QUANTITY	GRADE AND COMMODITY

PRICE	UNDERLYING CONTRACT

SHIPMENT PERIOD

This Confirmation is subject to the FPSA WHICH CONTAINS IMPORTANT RISK ALLOCATION AND OTHER PROVISIONS AND SHOULD BE REVIEWED CAREFULLY.

ADDITIONAL TERMS:

PRODUCER:	BUNGE:

EXHIBIT B-1

FORM OF NON-TOLLING BIODIESEL AGREEMENT

THIS BIODIESEL PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of             , 2009 (“Effective Date”) by and among                     , a                      [insert name of applicable REG entity that owns the Facility] (“Producer”), REG Marketing & Logistics Group, LLC, an Iowa limited liability company (“REG Marketing”) and Bunge North America, Inc., a New York corporation (“Bunge”) (each of Producer, REG Marketing and Bunge, a “Party” and collectively, the “Parties”).

RECITALS

A. Producer owns and operates a biodiesel production facility located                      (the “Facility”). REG Marketing markets and sells the biodiesel produced by Producer at the Facility to third party purchasers.

B. Bunge and Renewable Energy Group, Inc. are parties to that certain Master Service Agreement dated             , 2009 (the “REG Master Agreement”).

C. Producer and REG Marketing desire to engage Bunge to purchase of biodiesel produced at the Facility (“Biodiesel”) for resale to purchasers in accordance with the terms set forth in this Agreement.

AGREEMENT

Now, therefore, the Parties agree:

1. Biodiesel Purchase and Sale.

1.1 Biodiesel Transaction. Subject to the terms of this Agreement, Bunge will purchase Biodiesel from Producer for resale to purchasers, and Producer will sell to Bunge such Biodiesel produced at the Facility during the Term (as hereinafter defined) (the “Services”).

1.2 Sole Provider of Services. Subject to the terms of this Agreement, Producer and REG Marketing agree during the Term to use Bunge as the sole provider of the Services described in this Agreement and not to engage any other third party to provide such Services. Notwithstanding the foregoing sentence, Producer and REG Marketing shall be allowed to sell Biodiesel directly to the ultimate consumer of Biodiesel on Producer’s or REG Marketing’s own behalf; provided, Producer and REG Marketing may only use internally generated funds of Renewable Energy Group, Inc. (“REG”) or an Affiliate of REG or funds obtained from REG’s or an REG Affiliate’s senior secured credit facilities in connection with such transactions. During the Term, Producer shall not enter into a tolling arrangement with any third party without the prior consent of Bunge, which consent shall not be unreasonably withheld.

2. Biodiesel Sale Transactions.

2.1 Location of Biodiesel Transactions.

(a) REG Marketing shall be responsible for locating and negotiating the terms of transactions with purchasers of Biodiesel (including price and terms of sale) (each a “Biodiesel Transaction”). REG Marketing shall consult with Bunge periodically with respect to such activities and shall consult with Bunge with respect to the terms of and negotiations of such transactions. REG Marketing may present to Bunge any such Biodiesel Transaction that is acceptable to Producer and all accompanying information relating to such Biodiesel Transaction to allow Bunge to evaluate the Biodiesel Transaction. Upon presentation of any Biodiesel Transaction to Bunge, Bunge will have a period of up to 24 hours to review the Biodiesel Transaction and determine whether it will agree to enter into such Biodiesel Transaction. Bunge’s determination as to whether it will agree to enter into any Biodiesel Transaction or decline to enter into a Biodiesel Transaction shall be in Bunge’s sole and absolute discretion and, except as expressly provided in Section 7, Bunge shall have no liability to Producer or REG Marketing with respect to such determination. If Bunge has declined to enter into such Biodiesel Transaction, then such Biodiesel Transaction shall not be subject to the terms of this Agreement.

(b) All Biodiesel which Producer or REG Marketing sell on their own behalf shall be stored separately and Producer shall not commingle any of its or REG Marketing’s Biodiesel with any Biodiesel sold to Bunge in accordance with this Agreement. Any violation of the immediately preceding sentence shall be deemed to be a material breach of this Agreement. Bunge and its agents are hereby granted the non-exclusive right, privilege, right of way and easement for the purpose of access, ingress and egress by trucks and other vehicles in a manner and at times reasonably necessary and convenient for Bunge to inspect the Biodiesel to ensure there is no commingling.

2.2 Production Estimates. At least 30 days before the beginning of each calendar month during the Term, Producer will deliver to Bunge a written estimate of its anticipated biodiesel production volumes at the Facility for the 90 day period beginning on the first day of such month.

2.3 Resale of Biodiesel.

(a) Contracting and Sales Confirmations. With respect to any Biodiesel Transaction that has been accepted by Bunge pursuant to Section 2.1, Bunge will take assignment of an executed sales contract (or portion thereof) from REG Marketing for the sale of the Biodiesel to the applicable purchaser upon the terms presented by REG Marketing to Bunge (collectively, “Contracts”). Upon assignment of any executed sales contract by REG Marketing to Bunge, such assignment shall be evidenced by an assignment in the form attached hereto as Exhibit A. Bunge shall not take assignment of any Contract (or portion thereof) unless and until

(i) Producer has produced Biodiesel to cover amounts required by such Contract (or portion thereof, as applicable), (ii) the terms of such Contract call for shipment of the Biodiesel sold under the Contract in not more than eight days from the date of assignment to Bunge, and (iii) the Contract shall have been duly executed by the third party thereto and shall expressly authorize assignment of such Contract to Bunge. No later than 1:15 pm Central Time on each business day during the Term (but in no event later than delivery of the Biodiesel), Producer and Bunge shall enter into a sales confirmation evidencing the purchase by Bunge from Producer of all Biodiesel (“Contracted Biodiesel Volume”) covered by Contracts that Bunge has taken assignment of since 1:16 pm Central Time on the most recent preceding business day. Each such sales confirmation shall be in the form attached hereto as Exhibit B (each, a “Sales Confirmation”) and shall set the applicable per gallon sale price (each, a “Confirmed Sale Price”) equal to the price set forth in the applicable Contract. Each Sales Confirmation shall also set forth the date on which Bunge shall purchase the Biodiesel, the applicable Party that shall bear the cost of freight to the purchaser and the applicable delivery terms. The cost of any demurrage for transportation of Biodiesel shall be passed along by Bunge and charged to Producer. To the extent that freight for shipment of Biodiesel to the purchaser is arranged by the Producer or REG Marketing, then the Producer or REG Marketing, as applicable, shall assign such contract for freight or carriage to Bunge prior to shipment thereof. No Sales Confirmation may alter the terms of this Agreement. To the extent that the terms of a Sales Confirmation conflict with the terms of this Agreement, the terms of this Agreement shall control.

(b) Storage. Producer agrees to store all Biodiesel purchased by Bunge and which is not immediately loaded for shipment from the Facility (“Bunge-Owned Volumes”) free of additional charge to Bunge in storage containers that are segregated and committed solely to Bunge-Owned Volumes until (a) Producer is ordered to remove such Bunge-Owned Volume for shipment to a purchaser, or (b) Bunge removes or causes the removal of a Bunge-Owned Volume from such location in its sole discretion. Notwithstanding anything contained in this Agreement or a Sales Confirmation to the contrary, Bunge may at any time during the Term remove all Bunge Owned Volumes from the Facility. Bunge and its agents are hereby granted the non-exclusive right, privilege, right of way and easement for the purpose of access, ingress and egress by trucks and other vehicles in a manner and at times reasonably necessary and convenient for Bunge to remove any Bunge Owned Volumes, including access to rail and truck loadout. Bunge shall act in a reasonably careful manner in removing such Bunge Owned Volumes so as not to cause damage to Producer’s property. Bunge shall be entitled, but not required, to post a sign or other notice reasonably acceptable to Producer to put third parties on notice that certain Biodiesel is Bunge-Owned Volumes.

(c) Delivery. Producer will deliver and make the Biodiesel available for shipment to purchasers at the Facility or as otherwise agreed by the Parties (the “Delivery Destination”). Producer will direct the loading of all Biodiesel purchased hereunder. All labor and equipment necessary to load Biodiesel for transportation from the Facility pursuant to Contracts will be supplied by Producer without additional charge to Bunge. Producer agrees to handle the loading of all Biodiesel in a good and workmanlike manner in accordance with Bunge’s reasonable requirements and normal industry practice. Producer will maintain (at its own expense) its loading facilities at the applicable loading location in accordance with applicable laws and regulations and in safe operating condition in accordance with normal industry standards. Producer will be responsible for any additional costs to Bunge resulting from any breach by Producer to meet its obligations set forth in this Section 2.3(c). If Producer fails to deliver and make Biodiesel available for shipment or otherwise causes Bunge to be in default under the terms of a Contract (either, a “Producer Default”), Bunge will utilize commercially reasonable efforts to mitigate or remedy such Producer Default after consultation with Producer. Such efforts may include, without limitation, Bunge arranging for purchase and delivery of substitute Biodiesel. Producer and REG Marketing will, jointly and severally, defend, indemnify and hold Bunge harmless for, all costs, liabilities and expenses of Bunge incurred in connection with any Producer Default, including, without limitation, reasonable attorney fees, storage costs, price adjustments, rail/truck demurrage and freight costs.

(d) Title. Title, risk of loss and full shipping responsibility shall pass to Bunge upon the earlier of (i) the Parties execution of a Sales Confirmation and Bunge’s payment to Producer for the Biodiesel, and (ii) Producer loading the Biodiesel into trucks or rail cars at the Delivery Location as directed by Bunge and delivery to Bunge of a bill of lading for each shipment. Bunge and Producer shall agree upon documented inspection, loading and sealing procedures.

(e) Quality; Shrinkage. Producer shall be responsible for any failure of Biodiesel to comply with the “Biodiesel Quality Standards” set forth in Exhibit C attached hereto. Producer and not Bunge shall be responsible for and bear the cost of any differences between the volume of Biodiesel purchased by Bunge for shipment to a purchaser pursuant to a Contract and the corresponding volume of Biodiesel upon arrival to the purchaser (“Shrinkage”). If any Biodiesel supplied under this Agreement fails to comply with the Biodiesel Quality Standards and any purchaser seeks a remedy against Bunge or REG Marketing for the non-compliant Biodiesel or for Shrinkage or rejects or returns Biodiesel, then Producer and REG Marketing shall reimburse all costs and expenses of Bunge (including, without limitation, reasonable attorney fees) associated therewith.

3. Quantity.

3.1 Meters. Producer will determine the quantity of Biodiesel (expressed in both gross and net 60° Fahrenheit temperature compensated gallons) held in storage for Bunge pursuant to Section 2.3(b) and delivered for transportation from the Facility using meters at the Facility. Producer will maintain (at its expense) the accuracy of such meters and ensure that they are inspected and certified as required by applicable law. Upon Bunge’s request, Producer will promptly provide Bunge with copies of all meter certifications. Bunge may, at its sole expense, test the accuracy of such meters. Producer will maintain all meter certificates for at least two years after their creation and provide copies of such meter certificates to Bunge upon request. If the meters are found to be inaccurate, the Parties will negotiate in good faith a reasonable adjustment for Biodiesel sales reasonably believed to have been affected.

3.2 Meter Certificates. The net 60° Fahrenheit temperature compensated gallon volumes of Biodiesel recorded on inbound meter certificates (with respect to Biodiesel purchased by Bunge in storage) and outbound meter certificates (with respect to Biodiesel purchased by Bunge at the time of loading for transportation) generated pursuant to Section 3.1 will determine the quantity of Biodiesel for which Bunge is obligated to pay pursuant to Section 4, in the absence of manifest error (greater than 0.5% variation). Producer will provide a copy of each such meter certificate to Bunge at the same time that a truck or rail car is loaded and a certificate is produced for such loading.

4. Price and Payment.

4.1 Price. Bunge will pay the purchase price for all Biodiesel at the time of execution of the Sales Confirmation. Bunge will pay the purchase price by wire transfer.

4.2 Tax. For purposes of personal property taxation and/or assessment or other similar taxation, if any, any tax assessed on Biodiesel acquired by Bunge will be the responsibility of Producer or the purchaser of such Biodiesel from Bunge, and at no time will Bunge be responsible for the payment of any such tax.

4.3 Additional Fees. The Parties acknowledge that fees payable with respect to the Services performed hereunder shall be paid to Bunge pursuant to the REG Master Agreement.

5. Term and Termination.

5.1 Term. The initial term of this Agreement will begin upon execution of this Agreement by both Parties and, unless earlier terminated in accordance with the terms hereof, will expire upon the third anniversary of the Effective Date. Unless earlier terminated in accordance with this Agreement, this Agreement will automatically renew for successive three-year terms thereafter unless either Party gives written notice to the other Party of its election not to renew, no later than 180 days prior to the expiration of the initial term or the then current renewal term, as applicable. The “Term” will be the total of the initial term of this Agreement and any renewal terms.

5.2 Termination Rights.

(a) Bunge may terminate this Agreement (i) immediately upon notice to Producer and REG Marketing if Producer or Marketing has breached any material representation, warranty, or obligation under this Agreement (including the failure to make any payment hereunder when due), and/or (ii) at any time, with or without cause, upon at least 15 days prior written notice to Producer and REG Marketing; provided, that if at any time the four month rolling average of production at the Facility is greater than forty percent (40%) of the nameplate capacity for such Facility (“Capacity Test”), then the requirement to provide at least 15 days prior written notice shall be extended to 45 days during the period of time that the Capacity Test is met.

(b) Producer may terminate this Agreement immediately upon notice to Bunge if Bunge has (i) breached any material representation, warranty, or obligation under this Agreement, and (ii) failed to remedy such breach within 30 days after Producer has given notice of such breach, or if such breach cannot reasonably be cured within such 30-day period, as soon as reasonably possible, but in all events within 45 days after Producer has given notice of such breach.

(c) Producer and REG Marketing, on the one hand as a Party, and Bunge, on the other hand as a Party, may terminate this Agreement immediately upon notice to the other if (i) such other Party files a petition for adjudication as bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law; (ii) an involuntary petition under such law is filed against such other Party and is not dismissed, vacated or stayed within 60 days thereafter; or (iii) such other Party makes an assignment of all or substantially all of its assets for the benefit of its creditors.

(d) Producer and REG Marketing acknowledge that Bunge has additional rights to terminate this Agreement as are set forth in the REG Master Agreement.

5.3 Survival. The provisions of this Agreement which expressly or by their nature survive expiration or termination of this Agreement, including, but not limited to, Sections 2, 4, 5, 6, 7, 8, 12 and 13, will remain in effect after the expiration or termination of this Agreement.

6. Representations and Warranties. Producer and REG Marketing represent and warrant to Bunge that all necessary corporate or limited liability company action, as the case may be, has been taken for the authorization, execution, delivery and performance of this Agreement; the execution, delivery and performance of this Agreement by Producer and REG Marketing does not, and will not, violate or constitute a breach of or default under any Governmental Requirement or any indenture, contract or other instrument to which Producer or its assets are bound or to which its business is subject.

7. Limitation of Liability; General Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, BUNGE MAKES NO STATUTORY, WRITTEN, ORAL, EXPRESSED OR IMPLIED WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND CONCERNING THE SERVICES PROVIDED BY BUNGE OR ITS AFFILIATES UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER BUNGE NOR ITS AFFILIATES, NOR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT), WILL BE LIABLE TO PRODUCER, REG MARKETING OR ANY OTHER PERSON OR ENTITY FOR DAMAGES ARISING OUT OF, RELATING TO OR RESULTING FROM SERVICES PROVIDED UNDER THIS AGREEMENT OR THE FAILURE TO PROVIDE SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARISE OUT OF OR RESULT FROM THE GROSS NEGLIGENCE, INTENTIONAL BREACH OR WILLFUL MISCONDUCT OF BUNGE OR SUCH PARTY PROVIDING SERVICES (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT); PROVIDED, THAT THE AGGREGATE AMOUNT OF ALL SUCH DAMAGES UNDER THIS AGREEMENT IN ANY FISCAL YEAR WILL NOT EXCEED $200,000. THE REMUNERATION TO BE PAID FOR THE SERVICES TO BE PERFORMED REFLECTS THIS LIMITATION OF LIABILITY. IN NO EVENT WILL BUNGE OR ANY OF ITS AFFILIATES OR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER

(INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT) BE LIABLE TO PRODUCER, REG MARKETING OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES.

8. Remedies.

8.1 Suspend Performance. Bunge may suspend its performance under this Agreement until Producer has paid all amounts due under this Agreement if Producer fails to pay any amount within three business days after the date when such amount is due and uncured under this Agreement.

8.2 Specific Enforcement. The Parties shall have the right and remedy to seek to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction without the necessity of posting any bond, it being acknowledged and agreed by the parties that the scope of the provisions of this Agreement are reasonable under the circumstances.

8.3 Rights Not Exclusive. No right, power or remedy conferred by this Agreement will be exclusive of any other right, power or remedy now or hereafter available to a Party at law, in equity, by statute or otherwise.

8.4 Rights in REG Master Agreement. The Parties acknowledge that Bunge has additional rights with respect to this Agreement as are set forth in the REG Master Agreement.

9. Force Majeure.

9.1 Definition of Force Majeure Event. Each Party is excused from performing its obligations under this Agreement to the extent that such performance is prevented by an act or event (a “Force Majeure Event”) whether or not foreseen, that: (i) is beyond the reasonable control of, and is not due to the fault or negligence of, such Party, and (ii) could not have been avoided by such Party’s exercise of due diligence, including, but not limited to, a labor controversy, strike, lockout, boycott, transportation stoppage, action of a court or public authority, fire, flood, earthquake, storm, war, civil strife, terrorist action, epidemic, or act of God; provided that a Force Majeure Event will not include economic hardship, changes in market conditions, or insufficiency of funds. Notwithstanding the foregoing sentence, a Force Majeure Event does not excuse any obligation to make any payment required by this Agreement and will not affect either Party’s right to terminate this Agreement pursuant to Section 5.2.

9.2 Conditions Regarding Force Majeure Event. A Party claiming a Force Majeure Event must: (i) use commercially reasonable efforts to cure, mitigate, or remedy the effects of its nonperformance; provided that neither Party will have any obligation hereunder to settle a strike or labor dispute; (ii) bear the burden of demonstrating its existence; and (iii) notify the other Party of the occurrence of the Force Majeure Event as quickly as reasonably possible, but no later than five business days after learning of the occurrence of the Force Majeure Event. Any Party that fails to notify the other Party of the occurrence of a Force Majeure Event as required

*** Confidential material redacted and filed separately with the Commission.

by this Section 9.2 will forfeit its right to excuse performance of its obligations due to such Force Majeure Event. When a Party claiming a Force Majeure Event is able to resume performance of its obligations under this Agreement, it will immediately give the other Party notice to that effect and resume performance.

9.3 Third Parties; Termination. During any period that a Party claiming a Force Majeure Event is excused from performance under this Agreement, the other Party may accept performance from other parties as it may reasonably determine under the circumstances.

10. Insurance.

10.1 Other Required Coverage.

(a) Producer and REG Marketing will maintain automobile liability insurance covering owned, hired, and non-owned vehicles against claims for bodily injury, death and property damage, with a combined single limit of not less than $1,000,000, or equivalent coverage using split limits. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds thereunder, and will be primary to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

(b) Producer and REG Marketing will maintain commercial general liability insurance (including, without limitation, coverage for Contractual Liability and Products/Completed Operations) against claims for bodily injury, death and property damage, with limits of not less than $*** for each occurrence and $*** in the General and Products/Completed Operations Aggregate. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds there under, and will be primary and non-contributory to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

(c) An excess or umbrella liability policy with a limit of not less than $*** per occurrence and $*** aggregate. Such excess or umbrella liability policy shall follow form with the primary liability policies, and contain a drop-down provision in case of impairment of underlying limits.

(d) Notwithstanding the provisions of Section 10.1(b) and (c), Producer’s and REG Marketing’s total coverage under both of their respective commercial general liability insurance in Section 10.1(b) and excess or umbrella liability policy in Section 10.1(c) must have combined limits together totalling $*** for each occurrence and $*** aggregate.

(e) Worker’s Compensation insurance providing statutory benefits for injury or disease in the state(s) of operation of Producer and REG Marketing, and Employer’s Liability with limits of at least $*** for individual injury or disease, with an aggregate of $*** for disease.

10.2 Policy Requirements. All insurance policies required by this Agreement will (a) provide coverage on an “occurrence” basis; (b) provide that no cancellation or non-renewal will be effected without giving Bunge at least thirty (30) days prior written notice, except ten (10) days notice for non-payment of premium; and (c) be valid and enforceable policies issued by insurers of recognized responsibility, properly licensed in the State where the Facility is located, with an A.M. Best’s Rating of A- or better and Class VII or better. General Liability and Excess/Umbrella Liability policies will not contain a cross-liability exclusion, or an exclusion for punitive or exemplary damages where insurable under law. Prior to the Effective Date and, thereafter, within five business days of renewal, certificates and endorsements of such insurance will be delivered to Bunge as evidence of the specified insurance coverage. From time to time, upon Bunge’s request, Producer and REG Marketing will provide Bunge, within five business days, a certified duplicate original of any policy required to be maintained hereunder. Producer and REG Marketing will provide Bunge at least thirty (30) days prior written notice of any material change or amendment to a policy.

11. Relationship of Parties. This Agreement creates no partnership, joint venture or other joint or mutual enterprise or undertaking created hereby and neither Party, or any of such Party’s representatives, agents or employees, will be deemed to be the representative or employee of the other Party. Except as expressly provided herein or as otherwise specifically agreed in writing, neither Party will have authority to act on behalf of or bind the other Party.

12. Governing Law; Disputes.

12.1 Governing Law. This Agreement shall be governed by the laws of the state of Illinois, without regard to principles of conflicts of laws.

12.2 Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13. Indemnification.

13.1 Indemnification by Producer. Producer and REG Marketing agree, jointly and severally, to indemnify, defend and hold Bunge and its officers, directors, employees and agents harmless from any Loss suffered or incurred by Bunge arising out of, or in any way relating to:

(a) any default by Producer or REG Marketing of the terms of this Agreement;

(b) Producer’s use or possession or operations on or at, or any action or failure to act at, the Facility;

(c) any personal injury or property damage related to the use, possession, condition of, disposal of, physical contact with or exposure to any products manufactured at the Facility;

(d) injuries or alleged injuries suffered by Producer’s or Bunge’s employees in connection with performance under this Agreement at the Facility, whether or not under the direction of Bunge and/or the Producer; or

(e) any violation or alleged violation of this Agreement or any Governmental Requirement by Producer,

unless and to the extent such Loss was directly caused by Bunge’s gross negligence, intentional breach or willful misconduct and in each case only to the extent Bunge is not otherwise compensated for such Loss by applicable insurance (to the extent actually paid).

13.2 Definitions. For purposes of this Agreement:

(a) “Governmental Requirement” means all laws, statutes, codes, ordinances and governmental rules, regulations and requirements of any governmental authority that are applicable to the Parties, the property of the Parties or activities described in or contemplated by this Agreement.

(b) “Loss” means any claim, loss, cost, expense, liability, fine, penalty, interest, payment or damage, including but not limited to reasonable attorneys’ fees, accountants’ fees and any cost and expense of litigation, negotiation, settlement or appeal

14. Notices. All notices required or permitted under this Agreement will be in writing and will be deemed given and made: (i) if by personal delivery, on the date of such delivery, (ii) if by facsimile, on the date sent (as evidenced by confirmation of transmission by the transmitting equipment), (iii) if by nationally recognized overnight courier, on the next business day following deposit, and (iv) if by certified mail, return receipt requested, postage prepaid, on the third business day following such mailing; in each case addressed to the address or facsimile number shown below for such Party, or such other address or facsimile number as such Party may give to the other Party by notice:

If to Bunge:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Manager – Bunge Biofuels

Facsimile: (314) 292-2110

with copy to:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Counsel

Facsimile: (314) 292-2521

If to Producer:

Renewable Energy Group, Inc.

416 S. Bell Avenue, P.O. Box 888

Ames, Iowa 50010

Attn: President

Facsimile: (515) 239-8029

with copy to:

Wilcox, Polking, Gerken, Schwarzkopf & Copeland, P.C.

115 E. Lincolnway, Suite 200

Jefferson, Iowa 50129-2149

Attn: John A. Gerken

Facsimile: (515) 386-8531

15. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the Parties (or their Affiliates, successors, assignees or subcontractors to the extent set forth herein).

16. Amendments; Waiver. The Parties may amend this Agreement only by a written agreement of the Parties. No provision of this Agreement may be waived, except as expressly provided herein or pursuant to a writing signed by the Party against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or requiring the satisfaction of any condition under this Agreement, and no “course of dealing” between the Parties, operates as a waiver or estoppel of any right, remedy or condition. A waiver made in writing on one occasion is effective only in that instance and only for the purpose that it is given and is not to be construed as a waiver on any future occasion or against any other person.

17. Assignment. No Party may assign this Agreement, or assign or delegate any of its rights, interests, or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, and any purported assignment or delegation without such consent will be void, provided, that Bunge may assign this Agreement to any of its Affiliates without Producer’s prior consent. Subject to the preceding sentences in this Section 17, this Agreement binds and benefits the Parties and their respective permitted successors and assigns. As used here, the term “Affiliate” means, with respect to a Party, any other entity controlling, controlled by or under common control with the Party, with “control” for such purpose meaning either the possession, directly or indirectly, of the power to designate fifty percent (50%) or more of the Board of Directors or Managers (or similar governing body) of the entity or the ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding voting securities or voting interests.

18. Subcontracting. In connection with Bunge providing the Services, Bunge may subcontract with or otherwise retain the services of Bunge’s Affiliates, and Producer and REG Marketing hereby consent to such subcontracting activities for purposes of Section 18 hereof. Notwithstanding any such subcontracting by Bunge to its Affiliates, Bunge shall remain liable for performance under the terms of this Agreement.

19. Severability. If a court or arbitrator with proper jurisdiction determines that any provision of this Agreement is illegal, invalid, or unenforceable, the remaining provisions of this Agreement remain in full force. The Parties will negotiate in good faith to replace such illegal, invalid, or unenforceable provision with a legal, valid, and enforceable provision that carries out the Parties’ intentions to the greatest lawful extent under this Agreement.

20. Interpretation. Each Party has been represented by counsel during the negotiation of this Agreement and agrees that any ambiguity in this Agreement will not be construed against one of the Parties.

21. Further Assurances. Each Party will execute and cause to be delivered to the other Party such instruments and other documents, and will take such other actions, as the other Party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

22. Counterparts. This Agreement may be executed by the Parties by facsimile and in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written.

BUNGE NORTH AMERICA, INC.

By:	By:
Name:	Name:
Title:	Title:

REG MARKETING & LOGISTICS GROUP, LLC

By:
Name:
Title:

EXHIBIT A

FORM OF ASSIGNMENT

(to be agreed upon by the parties)

EXHIBIT B

FORM OF SALES CONFIRMATION

(to be agreed upon by the parties)

EXHIBIT C

QUALITY STANDARDS

(to be agreed upon by the parties)

EXHIBIT B-2

FORM OF TOLLING BIODIESEL AGREEMENT

THIS BIODIESEL PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of              (“Effective Date”) by and between                      and Bunge North America, Inc., a New York corporation (“Bunge”) (each of Producer and Bunge, a “Party” and collectively, the “Parties”). Blackhawk Biofuels, LLC, an Illinois limited liability company (“Owner”) is executing this Agreement solely for purposes of Section 2.4 of this Agreement.

RECITALS

A. Producer has and will enter into one or more toll processing agreements (collectively, “Tolling Agreement”) with Owner for processing of biodiesel at Owner’s biodiesel production facility located near the City of Danville, Vermilion County, Illinois (the “Facility”).

B. Bunge and Renewable Energy Group, Inc. are parties to that certain Master Service Agreement dated May 8, 2009 (the “REG Master Agreement”).

C. Producer desires to engage Bunge to purchase biodiesel produced at the Facility (“Biodiesel”) for resale to purchasers in accordance with the terms set forth in this Agreement.

AGREEMENT

Now, therefore, the Parties agree:

1. Biodiesel Purchase and Sale.

1.1 Biodiesel Transaction. Subject to the terms of this Agreement, Bunge will purchase Biodiesel from Producer for resale to purchasers, and Producer will sell to Bunge such Biodiesel produced at the Facility during the Term (as hereinafter defined) (the “Services”).

1.2 Sole Provider of Services. Subject to the terms of this Agreement, Producer agrees during the Term to use Bunge as the sole provider of the Services described in this Agreement and not to engage any other third party to provide such Services. Notwithstanding the foregoing sentence, Producer shall be allowed to sell Biodiesel directly to the ultimate purchaser of Biodiesel on Producer’s own behalf; provided, Producer may only use internally generated funds of Owner’s Renewable Energy Group, Inc. (“REG”) or an Affiliate of REG or funds obtained from Owner’s, REG’s or an REG Affiliate’s senior secured credit facilities in connection with such transactions.

2. Biodiesel Sale Transactions.

2.1 Location of Biodiesel Transactions. Producer shall be responsible for locating and negotiating the terms of transactions with purchasers of Biodiesel (including price and terms of sale) (each a “Biodiesel Transaction”). Producer shall consult with Bunge periodically with respect to such activities and shall consult with Bunge with respect to the terms of and negotiations of such transactions. Producer may present to Bunge any such Biodiesel Transaction that is acceptable to Producer and all accompanying information relating to such Biodiesel Transaction to allow Bunge to evaluate the Biodiesel Transaction. Upon presentation of any Biodiesel Transaction to Bunge, Bunge will have a period of up to 24 hours to review the Biodiesel Transaction and determine whether it will agree to enter into such Biodiesel Transaction. Bunge’s determination as to whether it will agree to enter into any Biodiesel Transaction or decline to enter into a Biodiesel Transaction shall be in Bunge’s sole and absolute discretion and, except as expressly provided in Section 7, Bunge shall have no liability to Producer with respect to such determination. If Bunge has declined to enter into such Biodiesel Transaction, then such Biodiesel Transaction shall not be subject to the terms of this Agreement.

2.2 Production Estimates. At least 30 days before the beginning of each calendar month during the Term, Producer will deliver to Bunge a written estimate of its anticipated biodiesel production volumes under the Tolling Agreement for the Facility for the 90 day period beginning on the first day of such month.

2.3 Resale of Biodiesel.

(a) Contracting and Sales Confirmations. With respect to any Biodiesel Transaction that has been accepted by Bunge pursuant to Section 2.1, Bunge will take assignment of an executed sales contract (or portion thereof) from Producer for the sale of the Biodiesel to the applicable purchaser upon the terms presented by Producer to Bunge (collectively, “Contracts”). Upon assignment of any executed sales contract by Producer to Bunge, such assignment shall be evidenced by an assignment in the form attached hereto as Exhibit A. Bunge shall not take assignment of any Contract (or portion thereof) unless and until (i) Producer has produced Biodiesel to cover amounts required by such Contract (or portion thereof, as applicable) and the Biodiesel is loaded for immediate shipment to the applicable purchaser, and (ii) the Contract shall have been duly executed by the third party thereto and shall expressly authorize assignment of such Contract (or portion thereof) to Bunge. Upon the assignment of any Contract, Producer and Bunge shall immediately enter into a sales confirmation evidencing the purchase by Bunge from Producer of all Biodiesel (“Contracted Biodiesel Volume”) covered by the applicable Contract. Each such sales confirmation shall be in the form attached hereto as Exhibit B (each, a “Sales Confirmation”) and shall set the applicable per gallon sale price (each, a “Confirmed Sale Price”) equal to the price set forth in the applicable Contract. Each Sales Confirmation shall also set forth the applicable Party that shall bear the cost of freight to the purchaser and the applicable delivery terms. The cost of any demurrage for transportation of Biodiesel shall be passed along by Bunge and charged to Producer. To the extent that freight for shipment of Biodiesel to the purchaser is arranged by the Producer, then the Producer shall assign such contract for freight or carriage to Bunge prior to shipment thereof. No Sales Confirmation may alter the terms of this Agreement. To the extent that the terms of a Sales Confirmation conflict with the terms of this Agreement, the terms of this Agreement shall control.

(b) Delivery. Producer will deliver (or Producer will cause the Owner to deliver) and make the Biodiesel available for shipment to purchasers at the Facility or as otherwise agreed by the Parties (the “Delivery Destination”). Producer will direct (or Producer will cause the Owner to direct) the loading of all Biodiesel purchased hereunder. All labor and equipment necessary to load Biodiesel for transportation from the Facility pursuant to Contracts will be supplied by Producer (or Owner) without additional charge to Bunge. Producer agrees to handle (or cause the Owner to handle) the loading of all Biodiesel in a good and workmanlike manner in accordance with Bunge’s reasonable requirements and normal industry practice. Producer will maintain or cause the Owner to maintain (at Producer’s own expense) its loading facilities at the applicable loading location in accordance with applicable laws and regulations and in safe operating condition in accordance with normal industry standards. Producer will be responsible for any additional costs to Bunge resulting from any breach by Producer to meet its obligations set forth in this Section 2.3(c). If Producer or Owner fails to deliver and make Biodiesel available for shipment or otherwise causes Bunge to be in default under the terms of a Contract (either, a “Producer Default”), Bunge will utilize commercially reasonable efforts to mitigate or remedy such Producer Default after consultation with Producer. Such efforts may include, without limitation, Bunge arranging for purchase and delivery of substitute Biodiesel. Producer will defend, indemnify and hold Bunge harmless for, all costs, liabilities and expenses of Bunge incurred in connection with any Producer Default, including, without limitation, reasonable attorney fees, storage costs, price adjustments, rail/truck demurrage and freight costs.

(c) Title. Title, risk of loss and full shipping responsibility shall pass to Bunge upon Producer loading the Biodiesel into trucks or rail cars at the Delivery Location as directed by Bunge and delivery to Bunge of a bill of lading for each shipment. Bunge and Producer shall agree upon documented inspection, loading and sealing procedures.

(d) Quality; Shrinkage. Producer shall be responsible for any failure of Biodiesel to comply with the “Biodiesel Quality Standards” set forth in Exhibit C attached hereto. Producer and not Bunge shall be responsible for and bear the cost of any differences between the volume of Biodiesel purchased by Bunge for shipment to a purchaser pursuant to a Contract and the corresponding volume of Biodiesel upon arrival to the purchaser (“Shrinkage”). If any Biodiesel supplied under this Agreement fails to comply with the Biodiesel Quality Standards and any purchaser seeks a remedy against Bunge for the non-compliant Biodiesel or for Shrinkage or rejects or returns Biodiesel, then Producer shall reimburse all costs and expenses of Bunge (including, without limitation, reasonable attorney fees) associated therewith.

2.4 Owner’s Obligations and Representations.

(a) During the Term, Owner agrees not to enter into any tolling agreement without Bunge’s prior written consent. To the extent Owner enters into any tolling agreement with a third party, Owner agrees to segregate any feedstock and biodiesel owned by such other third party from feedstock and Biodiesel of Producer. Owner hereby waives any lien or security interest (statutory or otherwise) which Owner may hold on Biodiesel sold by Producer to Bunge hereunder. Owner hereby acknowledges and agrees the Bunge shall have the benefit of all representations and warranties granted or made by Owner to Producer with regard to the quality of Biodiesel produced by Owner under the Tolling Agreement and Owner further agrees that Bunge may exercise any remedies for a breach of such representations or warranties against Owner directly with respect to any Biodiesel purchased by Bunge hereunder. Notwithstanding anything contained in this Agreement to the contrary, Bunge shall have no liability to Owner under the Tolling Agreement.

(b) Owner hereby represents and warrants to Bunge that all necessary corporate or limited liability company action, as the case may be, has been taken for the authorization, execution, delivery and performance of this Agreement; the execution, delivery and performance of this Agreement by Owner does not, and will not, violate or constitute a breach of or default under any Governmental Requirement or any indenture, contract or other instrument to which Producer or its assets are bound or to which its business is subject.

3. Quantity.

3.1 Meters. Producer will determine (or cause the Owner to determine) the quantity of Biodiesel (expressed in both gross and net 60° Fahrenheit temperature compensated gallons) delivered for transportation from the Facility using meters at the Facility. Producer will maintain or cause the Owner to maintain (at its expense) the accuracy of such meters and ensure that they are inspected and certified as required by applicable law. Upon Bunge’s request, Producer will promptly provide Bunge with copies of all meter certifications. Bunge may, at its sole expense, test the accuracy of such meters. Producer will maintain all meter certificates for at least two years after their creation and provide copies of such meter certificates to Bunge upon request. If the meters are found to be inaccurate, the Parties will negotiate in good faith a reasonable adjustment for Biodiesel sales reasonably believed to have been affected.

3.2 Meter Certificates. The net 60° Fahrenheit temperature compensated gallon volumes of Biodiesel recorded on outbound meter certificates generated pursuant to Section 3.1 will determine the quantity of Biodiesel for which Bunge is obligated to pay pursuant to Section 4, in the absence of manifest error (greater than 0.5% variation). Producer will provide a copy of each such meter certificate to Bunge at the same time that a truck or rail car is loaded and a certificate is produced for such loading.

4. Price and Payment.

4.1 Price. Bunge will pay the purchase price for all Biodiesel at the time of execution of the Sales Confirmation. Bunge will pay the purchase price by wire transfer.

4.2 Tax. For purposes of personal property taxation and/or assessment or other similar taxation, if any, any tax assessed on Biodiesel acquired by Bunge will be the responsibility of Producer or the purchaser of such Biodiesel from Bunge, and at no time will Bunge be responsible for the payment of any such tax.

4.3 Additional Fees. The Parties acknowledge that fees payable with respect to the Services performed hereunder shall be paid to Bunge pursuant to the REG Master Agreement.

5. Term and Termination.

5.1 Term. The initial term of this Agreement will begin upon execution of this Agreement by both Parties and, unless earlier terminated in accordance with the terms hereof, will expire upon the third anniversary of the Effective Date. Unless earlier terminated in accordance with this Agreement, this Agreement will automatically renew for successive three-year terms thereafter unless either Party gives written notice to the other Party of its election not to renew, no later than 180 days prior to the expiration of the initial term or the then current renewal term, as applicable. The “Term” will be the total of the initial term of this Agreement and any renewal terms.

5.2 Termination Rights.

(a) Bunge may terminate this Agreement (i) immediately upon notice to Producer if Producer has breached any material representation, warranty, or obligation under this Agreement (including the failure to make any payment hereunder when due), (ii) at any time, with or without cause, upon at least 15 days prior written notice to Producer; provided, that if at any time the four month rolling average of production at the Facility is greater than forty percent (40%) of the nameplate capacity for such Facility (“Capacity Test”), then the requirement to provide at least 15 days prior written notice shall be extended to 45 days during the period of time that the Capacity Test is met, and/or (iii) immediately upon termination of the Tolling Agreement.

(b) Producer may terminate this Agreement immediately upon notice to Bunge if Bunge has (i) breached any material representation, warranty, or obligation under this Agreement, and (ii) failed to remedy such breach within 30 days after Producer has given notice of such breach, or if such breach cannot reasonably be cured within such 30-day period, as soon as reasonably possible, but in all events within 45 days after Producer has given notice of such breach.

(c) Either Party may terminate this Agreement immediately upon notice to the other Party if (i) such other Party files a petition for adjudication as bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law; (ii) an involuntary petition under such law is filed against such other Party and is not dismissed, vacated or stayed within 60 days thereafter; or (iii) such other Party makes an assignment of all or substantially all of its assets for the benefit of its creditors.

(d) Producer acknowledges that Bunge has additional rights to terminate this Agreement as are set forth in the REG Master Agreement.

(e) Owner may terminate this Agreement upon 10 days notice to Bunge and Producer (i) if the Tolling Agreement terminates without renewal or replacement thereof, (ii) if the Agreement and Plan of Merger by and among the Owner, Renewable Energy Group, Inc., REG Newco, Inc. and REG Danville, LLC dated May 11, 2009 (the “Merger Agreement”) terminates, and (iii) if the Closing under the Merger Agreement has not occurred by January 8, 2010.

5.3 Survival. The provisions of this Agreement which expressly or by their nature survive expiration or termination of this Agreement, including, but not limited to, Sections 2, 4, 5, 6, 7, 8, 12 and 13, will remain in effect after the expiration or termination of this Agreement.

6. Representations and Warranties. Producer represents and warrants to Bunge that all necessary corporate or limited liability company action, as the case may be, has been taken for the authorization, execution, delivery and performance of this Agreement; the execution, delivery and performance of this Agreement by Producer does not, and will not, violate or constitute a breach of or default under any Governmental Requirement or any indenture, contract or other instrument to which Producer or its assets are bound or to which its business is subject.

7. Limitation of Liability; General Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, BUNGE MAKES NO STATUTORY, WRITTEN, ORAL, EXPRESSED OR IMPLIED WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND CONCERNING THE SERVICES PROVIDED BY BUNGE OR ITS AFFILIATES UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER BUNGE NOR ITS AFFILIATES, NOR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT), WILL BE LIABLE TO PRODUCER, OWNER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES ARISING OUT OF, RELATING TO OR RESULTING FROM SERVICES PROVIDED UNDER THIS AGREEMENT OR THE FAILURE TO PROVIDE SERVICES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARISE OUT OF OR RESULT FROM THE GROSS NEGLIGENCE, INTENTIONAL BREACH OR WILLFUL MISCONDUCT OF BUNGE OR SUCH PARTY PROVIDING SERVICES (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT); PROVIDED, THAT THE AGGREGATE AMOUNT OF ALL SUCH DAMAGES UNDER THIS AGREEMENT IN ANY FISCAL YEAR WILL NOT EXCEED $200,000. THE REMUNERATION TO BE PAID FOR THE SERVICES TO BE PERFORMED REFLECTS THIS LIMITATION OF LIABILITY. IN NO EVENT WILL BUNGE OR ANY OF ITS AFFILIATES OR ANY OTHER PARTY PROVIDING SERVICES HEREUNDER (INCLUDING ANY SUBCONTRACTOR ALLOWED TO PROVIDE SERVICES BY THIS AGREEMENT) BE LIABLE TO PRODUCER, OWNER OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES.

8. Remedies.

8.1 Suspend Performance. Bunge may suspend its performance under this Agreement until Producer has paid all amounts due under this Agreement if Producer fails to pay any amount within three business days after the date when such amount is due and uncured under this Agreement.

8.2 Specific Enforcement. The Parties shall have the right and remedy to seek to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction without the necessity of posting any bond, it being acknowledged and agreed by the parties that the scope of the provisions of this Agreement are reasonable under the circumstances.

8.3 Rights Not Exclusive. No right, power or remedy conferred by this Agreement will be exclusive of any other right, power or remedy now or hereafter available to a Party at law, in equity, by statute or otherwise.

8.4 Rights in REG Master Agreement. The Parties acknowledge that Bunge has additional rights with respect to this Agreement as are set forth in the REG Master Agreement.

9. Force Majeure.

9.1 Definition of Force Majeure Event. Each Party is excused from performing its obligations under this Agreement to the extent that such performance is prevented by an act or event (a “Force Majeure Event”) whether or not foreseen, that: (i) is beyond the reasonable control of, and is not due to the fault or negligence of, such Party, and (ii) could not have been avoided by such Party’s exercise of due diligence, including, but not limited to, a labor controversy, strike, lockout, boycott, transportation stoppage, action of a court or public authority, fire, flood, earthquake, storm, war, civil strife, terrorist action, epidemic, or act of God; provided that a Force Majeure Event will not include economic hardship, changes in market conditions, or insufficiency of funds. Notwithstanding the foregoing sentence, a Force Majeure Event does not excuse any obligation to make any payment required by this Agreement and will not affect either Party’s right to terminate this Agreement pursuant to Section 5.2.

9.2 Conditions Regarding Force Majeure Event. A Party claiming a Force Majeure Event must: (i) use commercially reasonable efforts to cure, mitigate, or remedy the effects of its nonperformance; provided that neither Party will have any obligation hereunder to settle a strike or labor dispute; (ii) bear the burden of demonstrating its existence; and (iii) notify the other Party of the occurrence of the Force Majeure Event as quickly as reasonably possible, but no later than five business days after learning of the occurrence of the Force Majeure Event. Any Party that fails to notify the other Party of the occurrence of a Force Majeure Event as required by this Section 9.2 will forfeit its right to excuse performance of its obligations due to such Force Majeure Event. When a Party claiming a Force Majeure Event is able to resume performance of its obligations under this Agreement, it will immediately give the other Party notice to that effect and resume performance.

*** Confidential material redacted and filed separately with the Commission.

9.3 Third Parties; Termination. During any period that a Party claiming a Force Majeure Event is excused from performance under this Agreement, the other Party may accept performance from other parties as it may reasonably determine under the circumstances.

10. Insurance.

10.1 Other Required Coverage.

(a) Producer will maintain automobile liability insurance covering owned, hired, and non-owned vehicles against claims for bodily injury, death and property damage, with a combined single limit of not less than $***, or equivalent coverage using split limits. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds thereunder, and will be primary to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

(b) Producer will maintain commercial general liability insurance (including, without limitation, coverage for Contractual Liability and Products/Completed Operations) against claims for bodily injury, death and property damage, with limits of not less than $*** for each occurrence and $*** in the General and Products/Completed Operations Aggregate. Such insurance will name Bunge, its parents, subsidiaries and Affiliates as additional insureds there under, and will be primary and non-contributory to any other insurance available to Bunge, its parents, subsidiaries and Affiliates as insureds or otherwise.

(c) An excess or umbrella liability policy with a limit of not less than $*** per occurrence and $*** aggregate. Such excess or umbrella liability policy shall follow form with the primary liability policies, and contain a drop-down provision in case of impairment of underlying limits.

(d) Notwithstanding the provisions of Section 10.1(b) and (c), Producer’s total coverage under both its commercial general liability insurance in Section 10.1(b) and excess or umbrella liability policy in Section 10.1(c) must have combined limits together totalling $*** for each occurrence and $*** aggregate.

(e) Worker’s Compensation insurance providing statutory benefits for injury or disease in the state(s) of operation of Producer, and Employer’s Liability with limits of at least $*** for individual injury or disease, with an aggregate of $*** for disease.

10.2 Policy Requirements. All insurance policies required by this Agreement will (a) provide coverage on an “occurrence” basis; (b) provide that no cancellation or non-renewal will be effected without giving Bunge at least thirty (30) days prior written notice, except ten (10) days notice for non-payment of premium; and (c) be valid and enforceable policies issued by insurers of recognized responsibility, properly licensed in the State where the Facility is located, with an A.M. Best’s Rating of A- or better and Class VII or better. General Liability and Excess/Umbrella Liability policies will not contain a cross-liability exclusion, or an exclusion for punitive or exemplary damages where insurable under law. Prior to the Effective Date and, thereafter, within five business days of renewal, certificates and endorsements of such insurance will be delivered to Bunge as evidence of the specified insurance coverage. From time to time, upon Bunge’s request, Producer will provide Bunge, within five business days, a certified duplicate original of any policy required to be maintained hereunder. Producer will provide Bunge at least thirty (30) days prior written notice of any material change or amendment to Producer’s policy.

11. Relationship of Parties. This Agreement creates no partnership, joint venture or other joint or mutual enterprise or undertaking created hereby and neither Party, or any of such Party’s representatives, agents or employees, will be deemed to be the representative or employee of the other Party. Except as expressly provided herein or as otherwise specifically agreed in writing, neither Party will have authority to act on behalf of or bind the other Party.

12. Governing Law; Disputes.

12.1 Governing Law. This Agreement shall be governed by the laws of the state of Illinois, without regard to principles of conflicts of laws.

12.2 Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13. Indemnification.

13.1 Indemnification by Producer. Producer agrees to indemnify, defend and hold Bunge and its officers, directors, employees and agents harmless from any Loss suffered or incurred by Bunge arising out of, or in any way relating to:

(a) any default by Producer of the terms of this Agreement;

(b) Producer’s use or possession or operations on or at, or any action or failure to act at, the Facility;

(c) any personal injury or property damage related to the use, possession, condition of, disposal of, physical contact with or exposure to any products manufactured at the Facility;

(d) injuries or alleged injuries suffered by Producer’s or Bunge’s employees in connection with performance under this Agreement at the Facility, whether or not under the direction of Bunge and/or the Producer; or

(e) any violation or alleged violation of this Agreement or any Governmental Requirement by Producer,

unless and to the extent such Loss was directly caused by Bunge’s gross negligence, intentional breach or willful misconduct and in each case only to the extent Bunge is not otherwise compensated for such Loss by applicable insurance (to the extent actually paid).

13.2 Definitions. For purposes of this Agreement:

(a) “Governmental Requirement” means all laws, statutes, codes, ordinances and governmental rules, regulations and requirements of any governmental authority that are applicable to the Parties, the property of the Parties or activities described in or contemplated by this Agreement.

(b) “Loss” means any claim, loss, cost, expense, liability, fine, penalty, interest, payment or damage, including but not limited to reasonable attorneys’ fees, accountants’ fees and any cost and expense of litigation, negotiation, settlement or appeal

14. Notices. All notices required or permitted under this Agreement will be in writing and will be deemed given and made: (i) if by personal delivery, on the date of such delivery, (ii) if by facsimile, on the date sent (as evidenced by confirmation of transmission by the transmitting equipment), (iii) if by nationally recognized overnight courier, on the next business day following deposit, and (iv) if by certified mail, return receipt requested, postage prepaid, on the third business day following such mailing; in each case addressed to the address or facsimile number shown below for such Party, or such other address or facsimile number as such Party may give to the other Party by notice:

If to Bunge:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Manager – Bunge Biofuels

Facsimile: (314) 292-2110

with copy to:

Bunge North America, Inc.

11720 Borman Drive

St. Louis, Missouri 63146

Attn: General Counsel

Facsimile: (314) 292-2521

If to Producer:

Renewable Energy Group, Inc.

416 S. Bell Avenue, P.O. Box 888

Ames, Iowa 50010

Attn: President

Facsimile: (515) 239-8029

with copy to:

Wilcox, Polking, Gerken, Schwarzkopf & Copeland, P.C.

115 E. Lincolnway, Suite 200

Jefferson, Iowa 50129-2149

Attn: John A. Gerken

Facsimile: (515) 386-8531

If to Owner:

Blackhawk Biofuels, LLC

210 W. Spring Street

Freeport, Illinois 61032

Attn: Chairman

Facsimile: (815) 235-4727

with copy to:

Lindquist & Vennum PLLP

4200 IDS Center

80 South 8th Street

Minneapolis, Minnesota 55402-2205

Attn: Dean R. Edstrom

Facsimile: (612) 371-3207

15. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the Parties (or their Affiliates, successors, assignees or subcontractors to the extent set forth herein).

16. Amendments; Waiver. The Parties may amend this Agreement only by a written agreement of the Parties. No provision of this Agreement may be waived, except as expressly provided herein or pursuant to a writing signed by the Party against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or requiring the satisfaction of any condition under this Agreement, and no “course of dealing” between the Parties, operates as a waiver or estoppel of any right, remedy or condition. A waiver made in writing on one occasion is effective only in that instance and only for the purpose that it is given and is not to be construed as a waiver on any future occasion or against any other person.

17. Assignment. No Party may assign this Agreement, or assign or delegate any of its rights, interests, or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, and any purported assignment or delegation without such consent will be void, provided, that Bunge may assign this Agreement to any of its Affiliates without Producer’s prior consent. Subject to the preceding sentences in this Section 17, this Agreement binds and benefits the Parties and their respective permitted successors and assigns. As used here, the term “Affiliate” means, with respect to a Party, any other entity controlling, controlled by or under common control with the Party, with “control” for such purpose meaning either the possession, directly or indirectly, of the power to designate fifty percent (50%) or more of the Board of Directors or Managers (or similar governing body) of the entity or the ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding voting securities or voting interests.

18. Subcontracting. In connection with Bunge providing the Services, Bunge may subcontract with or otherwise retain the services of Bunge’s Affiliates, and Producer hereby consents to such subcontracting activities for purposes of Section 17 hereof. Notwithstanding any such subcontracting by Bunge to its Affiliates, Bunge shall remain liable for performance under the terms of this Agreement.

19. Severability. If a court or arbitrator with proper jurisdiction determines that any provision of this Agreement is illegal, invalid, or unenforceable, the remaining provisions of this Agreement remain in full force. The Parties will negotiate in good faith to replace such illegal, invalid, or unenforceable provision with a legal, valid, and enforceable provision that carries out the Parties’ intentions to the greatest lawful extent under this Agreement.

20. Interpretation. Each Party has been represented by counsel during the negotiation of this Agreement and agrees that any ambiguity in this Agreement will not be construed against one of the Parties.

21. Further Assurances. Each Party will execute and cause to be delivered to the other Party such instruments and other documents, and will take such other actions, as the other Party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

22. Counterparts. This Agreement may be executed by the Parties by facsimile and in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written.

BUNGE NORTH AMERICA, INC.	REG MARKETING & LOGISTICS GROUP, LLC

By:	By:
Name:	Name:
Title:	Title:

Executed solely for purposes of Section 2.4:

By:
Name:
Title:

*** Confidential material redacted and filed separately with the Commission.

EXHIBIT C

CALCULATION OF INCENTIVE FEE

Incentive Fee. As an incentive to Bunge and as additional compensation for the services being rendered, REG shall pay and Bunge shall receive an incentive fee (“Incentive Fee”) with respect to each Facility for which Services are being performed. The Incentive Fee shall be equal to one and *** percent (***%) of the Gross Margin of the Facility, as determined hereafter. For purposes of this Agreement, “Gross Margin” shall be the biodiesel revenues less feedstock costs for the Facility for a contract year, determined by REG’s financial statements. For the avoidance of doubt, “revenues” shall include a $ *** blender’s credit for each gallon of Biodiesel sold by REG (or, to the extent that applicable law changes with respect to such blender’s credit, “revenues” shall include any similar or successor blender’s or producer’s credit). Revenues and expenses shall be accounted for in the month they are allocated, including any futures or derivatives and forward purchases or sales.

For purposes of this Exhibit, a contract year shall mean July 1 through June 30, with quarter 1 being July 1 through September 30, quarter 2 being October 1 through December 31, quarter 3 being January 1 through March 30 and quarter 4 being April 1 through June 30; provided, that the first contract year of this Agreement shall include the execution date of this Agreement through June 30, 2010.

1 – REG will provide estimated quarterly Gross Margin expectations for the proceeding contract year for a Facility at the beginning of each contract year or as the Facility signs an agreement. The cumulative estimated Gross Margin for a particular quarter (“Estimated GM”) is the total estimated Gross Margin for that quarter and all the quarters having already occurred for a contract year.

2 – REG will calculate on a quarterly basis the actual cumulative Gross Margin for a given Facility (“Actual GM”). REG will calculate the “Quarterly Unadjusted Incentive Fee” by multiplying the Actual GM by ***%.

3 – REG will then divide Actual GM by the Estimated GM to establish the “Performance Adjustment” for the particular quarter.

4 – REG will calculate the “Payout Limitation” for a quarter by:

a) Take fourth quarter cumulative Estimated GM

b) Divide by four

c) Multiply by the current contract quarter (1, 2, 3 or 4)

d) Multiply by ***%

e) Multiply by the Performance Adjustment for the quarter.

This calculation results in the Payout Limitation, which is the maximum amount owed to Bunge on a cumulative basis at the end of a quarter. No such limitation is required for the fourth quarter calculation.

5 – In the first three quarters for a contract year, if the Payout Limitation is greater than the Quarterly Unadjusted Incentive Fee, REG will pay Bunge the Quarterly Unadjusted Incentive

*** Confidential material redacted and filed separately with the Commission.

Fee less the sum of all previous quarterly payments made to Bunge. If the Quarterly Unadjusted Incentive Fee is greater than the Payout Limitation, REG will pay the Payout Limitation less the sum of all previous quarterly payments made to Bunge. At the end of the year, REG will pay Bunge the Quarterly Unadjusted Incentive Fee less the sum of all previous quarterly payments made to Bunge for such year. If the sum of all previous quarterly payments for such year made to Bunge is in excess of the Quarterly Unadjusted Incentive Fee, Bunge shall either: (1) if the Master Services Agreement is still in effect, credit the excess to REG against the Monthly Service Fees; or (2) if the Master Services Agreement is no longer in effect, pay REG the excess within 15 business days. Once such payments for the Incentive Fee have been made for a particular year, neither Bunge nor REG will have any right to any additional payment or a return of payment with respect to such year and the year shall be considered closed.

Notwithstanding anything contained in this Agreement to the contrary, the Incentive Fee shall never be less than 0 and Bunge shall not pay any amounts to REG in respect of the Incentive Fee except as expressly provided in the prior paragraph as a return by Bunge of overpayment by REG.

See the examples as follows:

Example 1	Estimated	Cumulative	Actual	Cumulative	Actual % of Estimated	Fee (cum)	Payout Required (REG Credit)	Payout Limitation	Payout
Q1	***	***	***	***	***	***	***	***	***
Q2	***	***	***	***	***	***	***	***	***
Q3	***	***	***	***	***	***	***	***	***
Q4	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***

Example 2	Estimated	Cumulative	Actual	Cumulative	Actual % of Estimated	Fee (cum)	Payout Required (REG Credit)	Payout Limitation	Payout
Q1	***	***	***	***	***	***	***	***	***
Q2	***	***	***	***	***	***	***	***	***
Q3	***	***	***	***	***	***	***	***	***
Q4	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***

Example 3	Estimated	Cumulative	Actual	Cumulative	Actual % of Estimated	Fee cum)	Payout Required (REG Credit)	Payout Limitation	Payout
Q1	***	***	***	***	***	***	***	***	***
Q2	***	***	***	***	***	***	***	***	***
Q3	***	***	***	***	***	***	***	***	***
Q4	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***

Partial Year. For any Facility for which services are provided during only a portion of the year, Bunge shall receive an Incentive Fee, if any, computed pro-rata based on the pro-rata annual Gross Margin of the Facility. For example, if a Facility of Central Iowa Energy is nominated for the first two quarters and then a Facility of Western Iowa Energy is nominated in quarter three and quarter four, then the annual Gross Margin for each of the Facilities would be multiplied by 2/4 to get the Gross Margin for Incentive Fee purposes. As an additional example, if Bunge begins providing Services for a Facility on August 15 of a contract year, then Gross Margin for purposes of calculating the Incentive Fee for such quarter shall only be calculated based on revenues and expenses occurring from August 15 through September 30.

Suspension of Incentive Fee. The Incentive Fee for a contract quarter for a Facility shall not be payable if such Facility (1) cannot pay its debt service obligations to its senior secured lenders, or (2) if REG and the Party Affiliates have offered Bunge twenty consecutive opportunities to participate in contracts under the Biodiesel Agreement or Feedstock Agreement at such Facility during a 45 day-period (where such offered contract opportunities have pricing consistent with pricing available in the market and where the counter party is of acceptable quality credit risk in Bunge’s reasonable discretion) and Bunge has declined to participate in such opportunities. The Incentive Fee will be suspended until such time as, (1) in the case of the Facility’s inability to pay debt service obligations, such Facility is able to pay debt service obligations to its senior secured lenders, or (2) in the case of Bunge declining to participate in contract opportunities under the Biodiesel Agreement or the Feedstock Agreement, Bunge has agreed to provide services again.

Detailed Accounting. REG shall provide to Bunge a detailed accounting of the calculation of the Incentive Fee and access to the books and records of REG to substantiate such calculation.

EXHIBIT D

DESCRIPTION OF SERVICES PROVIDED

Bunge will provide REG management with the following services. The services provided herein will be provided to REG on an overall basis and will not be tailored to each individual Facility unless the parties specifically agree to tailor these services for an individual Facility.

General Scope: Bunge will provide REG with advice, consultation and written risk management recommendations with respect to the physical and financial sides of inputs and outputs associated with the commercial biodiesel business, which include, but are not limited to:

Feedstocks, including animal fats, soybean oil, corn oil, canola oil and palm oil.

Outputs and related products, including biodiesel, heating oil, ULSD, crack spreads and product premiums.

Services Provided:

Risk Management Review: In consultation with Bunge, REG will conduct a thorough review of REG’s current and historical procurement, sales and risk management procedures so as to provide Bunge with the basis to develop a Risk Management Plan and Risk Management Policy.

Risk Management Policy: Bunge will use the information from the Risk Management Review to help develop a Risk Management Policy. The Risk Management Policy will include recommendations regarding position limits in both strategic and hedging accounts, position structures attributable to both strategic and hedging accounts, trading authorities and lines of responsibility and internal controls. The Board of Directors of REG and/or the applicable Party Affiliate shall approve the Risk Management Policy as required in order to implement such policy for each Facility.

Risk Management Plan and Strategy Recommendations: Bunge will provide regular day to day advice regarding risk management strategies for REG to consider. In addition Bunge will from time to time forward specific, detailed and written risk management recommendations for REG to consider. Bunge will keep a log of all recommendations, including entrance and exit strategies. On at least on a quarterly basis, Bunge will share this log as prepared by Bunge with REG. Bunge will also on an annual basis provide a broader risk management plan focused on the longer term fundamental outlook for the basis, flat price and spread relationships for REG’s relevant markets for Feedstock and Biodiesel. This Risk Management Plan will not necessarily include specific written risk management recommendations. At Bunge’s sole discretion, Strategy Recommendations and the Risk Management Plan may be accompanied by confidential Bunge supply and demand research related to world grain, oilseed. energy and biofuel markets.

Best Practices Sharing. REG may from make requests that Bunge share best practices with respect to various aspects of REG’s business. Bunge shall review these best practices requests and may or may not provide information to REG as Bunge determines in its sole and absolute discretion.

Bunge Services Support: Bunge will provide a non-dedicated employee as required and mutually agreed to support the delivery of these services. This employee will be available to advise and consult with REG in person or by telephone or email as circumstances dictate. In addition, REG will provide specific times each day that a Bunge representative should be available by phone. Bunge and REG will schedule up to 12 days per month when a Bunge representative shall be available in person at REG Headquarters in Ames, unless otherwise agreed to by REG.